Exhibit (g)(2)
                             REINSURANCE AGREEMENT

[THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN TERMS IN THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH AN ASTERISK [*] AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PUSRSUANT TO A CONFIDENTIAL TREATMENT REQUEST.]

                                  11220-01-00

                                    ADDENDUM

                                     to the

         AUTOMATIC AND FACULTATIVE YRT AGREEMENT Effective June 1, 2008

                                    between

                AMERITAS LIFE INSURANCE CORP., Lincoln, Nebraska
                   (hereinafter called the "Ceding Company")

                                      and

                RGA REINSURANCE COMPANY, Chesterfield, Missouri
                      (hereinafter called the "Reinsurer")

                  This Addendum is Effective December 1, 2008

I. ADDITION OF AMERITAS ADVISOR VUL PLAN, EXCEL PERFORMANCE VUL PLAN AND ASSOCIATED RIDERS

     As of the effective date of this Addendum, the attached Exhibit B, Business Covered is hereby added to this Agreement which now includes the above plans and riders.

II. The limits and premium administration basis for the above plans and riders are as shown in the attached Exhibit C, Binding Limits and Exhibit D, Reinsurance Premiums respectively.

III. All provisions of the Automatic and Facultative YRT Agreement not specifically modified herein remain unchanged.

IN WITNESS WHEREOF, all parties have executed this Addendum in duplicate as follows:

AMERITAS LIFE INSURANCE CORP.        RGA REINSURANCE COMPANY


By:  /s/  Dale Johnson               By:  /s/  Brian Sibley
     ----------------------------         ---------------------------
(Signature)                          (Signature)

Title:    Corporate Actuary          Title:    Vice President
      ---------------------------          --------------------------
Date:     3/10/2011                  Date:     2/16/2011
     ----------------------------         ---------------------------
Location: Cincinnati, OH             Location: Chesterfield, Missouri
         ------------------------             -----------------------

(019)11220-01-00                       1                                02/16/11

                                                    EXHIBIT B - BUSINESS COVERED
--------------------------------------------------------------------------------
The business reinsured under this Agreement is defined as follows:

Policies issued on the business identified below will qualify for reinsurance if the application date for the policy is on or after the Effective Date of this Agreement.


                           Effective December 1, 2008

                    ---------------------------------------
                                Included Plans:
                    ---------------------------------------
                              Ameritas Advisor VUL
                    ---------------------------------------

                    ---------------------------------------
                             Excel Performance VUL
                     (non-New York business written by the
                                Ceding Company)
                    ---------------------------------------

                    ---------------------------------------
                               Benefits & Riders:
                    ---------------------------------------
                           Accelerated Benefits Rider
                    ---------------------------------------
                            Accounting Benefit Rider
                    ---------------------------------------
                         Guaranteed Insurability Rider
                    ---------------------------------------
                            Insurance Exchange Rider
                    ---------------------------------------
                            Scheduled Increase Rider
                    ---------------------------------------
                              Term Insurance Rider
                    ---------------------------------------
                             Total Disability Rider
                    ---------------------------------------
                          Supplemental Coverage Rider
                    ---------------------------------------

(019)11220-01-00                       2                                02/16/11

                                                      EXHIBIT C - BINDING LIMITS
--------------------------------------------------------------------------------
C.1  REINSURER'S SHARE
The Reinsurer's share will be [*] of the excess over the Ceding Company's Retention specified in Exhibit A. This amount will not exceed the Reinsurer's share of the maximum Automatic Binding Limits specified in Exhibit C.2.

C.2  AUTOMATIC BINDING LIMITS

     a.   Life

     For the purpose of determining the Automatic Binding Limit a [*] per 1,000 temporary or permanent flat extra rating will be considered one table in determining the limits as shown below.

        ------------------------------------------------------------
                   Preferred Plus  Table 1-4 (A-D)  Table 5-16 (E-P)
                      Preferred      Flat Extras      Flat Extras
        Issue Age     Standard       Up to $7.50      $7.51 and Up
        ---------- --------------- ---------------- ----------------
           0-65          [*]              [*]              [*]
        ---------- --------------- ---------------- ----------------
          66-75          [*]              [*]              [*]
        ---------- --------------- ---------------- ----------------
          76-80          [*]              [*]              [*]
        ---------- --------------- ---------------- ----------------

     *The (pool) maximum Automatic Binding amounts above include the Ceding Company's Retention per insured.

     b.   Total Disability Benefits:

     Same as Life except the amount cannot exceed the maximum Total Disability Benefit described below.

     The maximum Total Disability benefit reinsured is no more than [*] in annual premiums or charges.

     Note:  The above limits represent the Reinsurer's share.

     c.   Professional Athletes will not be covered on an Automatic basis.

C.3  JUMBO LIMITS
The Ceding Company will not cede any risk automatically if the total amount in force and applied for on the life with all insurance companies, including any amount to be replaced, exceeds the applicable amounts shown below.

Life:
        ---------- --------------- ---------------- ----------------
           Issue       Through         Through          Through
            Age        Table 4         Table 8          Table 16
        ---------- --------------- ---------------- ----------------
            0-80         [*]              [*]              [*]
        ---------- --------------- ---------------- ----------------

(019)11220-01-00                       3                                02/16/11

C.4  CONDITIONAL RECEIPT OR TEMPORARY INSURANCE AGREEMENT
The amount of such coverage provided by the Reinsurer will be limited to its share of the following amounts provided by the Ceding Company's Conditional Receipt or Temporary Insurance Agreement.

                                ----------------
                                 Maximum Amount
                                ----------------
                                       [*]
                                ----------------

C.5  AGE LIMITS

                              Ameritas Advisor VUL
                             Excel Performance VUL
                             ---------------------

                              Age           Class
                            ------    ------------------
                             0-17        Juveniles NT
                            ------    ------------------
                            18-80         Standard TB
                            ------    ------------------
                            18-75     Preferred Plus NT
                            ------    ------------------
                            18-80        Preferred NT
                            ------    ------------------
                            18-80          Select NT
                            ------    ------------------
                            18-80        Preferred TB
                            ------    ------------------
                            18-80         Standard NT
                            ------    ------------------

                             Total Disability Rider
                             ----------------------
                                      0-55

                         Guaranteed Insurability Rider
                         -----------------------------
                                      0-37

                            Scheduled Increase Rider
                            ------------------------
                                      0-60

                           Accelerated Benefits Rider
                              Term Insurance Rider
                            Accounting Benefit Rider
                            Insurance Exchange Rider
                          Supplemental Coverage Rider
                          ---------------------------
                            Same as base plan above


C.6  MINIMUM CESSION

                                      [*]

(019)11220-01-00                       4                                02/16/11

                                                EXHIBIT D - REINSURANCE PREMIUMS
--------------------------------------------------------------------------------
D.1  BASE PLAN PARAMETERS
Plans covered under this Agreement will be reinsured on a YRT basis with the Reinsurer participating only in mortality risks (not cash values, loans, dividends or other features specific to permanent policies). The mortality risk shall be the net amount at risk on that portion of the policy which is reinsured with the Reinsurer.

Reinsurance premiums will be determined according to the amount reinsured with the Reinsurer per insured life as follows. The life reinsurance premium will be calculated in the case of life risks, by multiplying the appropriate life premium rate per thousand (1,000), from Rate Schedule 1 of the base Agreement, for the age of the insured, at the beginning of the policy year, by the Policy Net Amount at Risk reinsured for that policy year, multiplied by the applicable pay percentage as shown below. The same procedure will apply for single premium policies and for paid up policies.

Reinsurance premiums will be the annual premium rates in Rate Schedule 1, multiplied by the following percentages.

                              Ameritas Advisor VUL
                             Excel Performance VUL
                             ---------------------

Issue Ages (0-17) Male/Female
Underwriting Class                Year 1             Year 2+
------------------                ------             -------
Standard NT                         [*]                [*]

Issue Ages (18-70) Male
Underwriting Class                Year 1             Year 2+
------------------                ------             -------
Preferred Plus NT                   [*]                [*]
Preferred NT                        [*]                [*]
Select NT                           [*]                [*]
Standard NT                         [*]                [*]
Preferred TB                        [*]                [*]
Standard TB                         [*]                [*]

Issue Ages (71+) Male
Underwriting Class                Year 1             Year 2+
------------------                ------             -------
Preferred Plus NT                   [*]                [*]
Preferred NT                        [*]                [*]
Select NT                           [*]                [*]
Standard NT                         [*]                [*]
Preferred TB                        [*]                [*]
Standard TB                         [*]                [*]

Issue Ages (18-70) Female
Underwriting Class                Year 1             Year 2+
------------------                ------             -------
Preferred Plus NT                   [*]                [*]
Preferred NT                        [*]                [*]
Select NT                           [*]                [*]
Standard NT                         [*]                [*]
Preferred TB                        [*]                [*]
Standard TB                         [*]                [*]

(019)11220-01-00                       5                                02/16/11

Issue Ages (71+) Female
Underwriting Class                Year 1             Year 2+
------------------                ------             -------
Preferred Plus NT                   [*]                [*]
Preferred NT                        [*]                [*]
Select NT                           [*]                [*]
Standard NT                         [*]                [*]
Preferred TB                        [*]                [*]
Standard TB                         [*]                [*]

The Reinsurer will not participate in the table shave program as all table shave business is within the Ceding Company's retention.

D.2  AGE BASIS
Age Nearest Birthday

D.3  POLICY FEES
The Reinsurer will not participate in any policy fees.

D.4  SUBSTANDARD RATINGS
Premiums will be based on the standard rate increased by an extra [*] per table of assessed rating. Pay percentages are the same as those for standard life coverage.

D.5  FLAT EXTRAS
The total premium remitted to the Reinsurer will include the flat extra premium. The Reinsurer shall pay an expense allowance as a percentage of the flat extra premium as shown below.

         -----------------------------------------------------
          Type of Flat Extra Premium     First Year   Renewal
         -----------------------------------------------------
          Temporary (1-5 Years)             [*]         [*]
         -----------------------------------------------------
          Permanent (6 Years & Greater)     [*]         [*]
         -----------------------------------------------------

D.6  RIDERS AND BENEFITS

Accelerated Death Benefit
No premiums are payable for this benefit.

Accounting Benefit Rider
Same rates as base coverage.

Extended Maturity Rider
The Reinsurer will be on the risk for attained ages past 100, and the Ceding Company will pay premiums as long as the Reinsurer is on the risk.

Guaranteed Insurability Rider
Reinsurance premiums will be based on the Ceding Company's premiums for the Guaranteed Insurability Rider times [*] in the first year and [*] in renewal years. Coverage added will use the same rates as the base coverage on a point-in-scale basis from the original point of underwriting.

Insurance Exchange Rider
Same rates as base coverage, assuming full underwriting for the new insured.

Scheduled Increase Rider
Coverage added will use the same rates as the base coverage on a point-in-scale basis from the original point of underwriting.

(019)11220-01-00                       6                                02/16/11

Term Insurance Rider
Same premium basis as base coverage. When the riders are renewed, the reinsurance premiums will be point-in-scale rates from the original point of underwriting.

Total Disability Rider
The Reinsurer will receive its share of Total Disability Rider premiums for excess amounts over retention as reinsurance premiums for covering this benefit. Reinsurance allowances will be [*] of the Ceding Company's premiums in the first policy year and [*] in renewal years.

Supplemental Coverage Rider
Same premium basis as base coverage.

(019)11220-01-00                       7                                02/16/11

                      Reinsurer Agreement No. 11220-00-00





                           AUTOMATIC/FACULTATIVE YRT
                             REINSURANCE AGREEMENT
                  (hereinafter referred to as the "Agreement")


                                    Between


                         AMERITAS LIFE INSURANCE CORP.
                               Lincoln, Nebraska
               (hereinafter referred to as the "Ceding Company")

                                      and

                            RGA REINSURANCE COMPANY

                             Chesterfield, Missouri

                  (hereinafter referred to as the "Reinsurer")



                            EFFECTIVE: June 1, 2008



(019)11220-00-00                                                       2/16/2011

                               TABLE OF CONTENTS
                               -----------------

ARTICLE 1 - PREAMBLE...........................................................5

  1.1     PARTIES TO THIS AGREEMENT............................................5
  1.2     COMPLIANCE...........................................................5
  1.3     CONSTRUCTION.........................................................5
  1.4     ENTIRE AGREEMENT.....................................................5
  1.5     SEVERABILITY.........................................................5
  1.6     WAIVER...............................................................5

ARTICLE 2 - AUTOMATIC REINSURANCE..............................................6

  2.1     GENERAL CONDITIONS...................................................6
  2.2     RETAINED AMOUNTS.....................................................6
  2.3     EXPENSE OF ORIGINAL POLICY...........................................6

ARTICLE 3 - FACULTATIVE REINSURANCE............................................7

ARTICLE 4 - COMMENCEMENT OF LIABILITY..........................................8

  4.1     AUTOMATIC REINSURANCE................................................8
  4.2     FACULTATIVE REINSURANCE..............................................8
  4.3     CONDITIONAL RECEIPT OR TEMPORARY INSURANCE AGREEMENT.................8

ARTICLE 5 - PREMIUM ACCOUNTING.................................................9

  5.1     PREMIUMS.............................................................9
  5.2     PAYMENT OF PREMIUMS..................................................9
  5.3     DELAYED PAYMENT......................................................9
  5.4     FAILURE TO PAY PREMIUMS..............................................9
  5.5     PREMIUM RATE GUARANTEE..............................................10

ARTICLE 6 - POLICY REDUCTIONS, TERMINATIONS AND CHANGES.......................11

  6.1     REDUCTIONS AND TERMINATIONS.........................................11
  6.2     INCREASES...........................................................11
  6.3     RISK CLASSIFICATION CHANGES.........................................12
  6.4     REINSTATEMENT.......................................................12
  6.5     NONFORFEITURE BENEFITS..............................................12
  6.6     POLICY LOANS........................................................12

ARTICLE 7 - EXCHANGES AND REPLACEMENTS........................................13

  7.1     NOTIFICATION AND PLACEMENT..........................................13
  7.2     PREMIUMS............................................................13
  7.3     INCREASES IN AMOUNT.................................................13
  7.4     FACULTATIVE CONSIDERATIONS..........................................13

ARTICLE 8 - POLICY RESCISSION.................................................14

ARTICLE 9 - CLAIMS............................................................15

  9.1     COVERAGE............................................................15
  9.2     NOTICE..............................................................15
  9.3     PROOFS..............................................................15
  9.4     AMOUNT AND PAYMENT OF REINSURANCE BENEFITS..........................15
  9.5     DISPUTED CLAIMS.....................................................16
  9.6     CLAIM EXPENSES......................................................16
  9.7     MISREPRESENTATION OR SUICIDE........................................16
  9.8     MISSTATEMENT OF AGE OR GENDER.......................................16

(019)11220-00-00                       2                               2/16/2011

  9.9     EXTRA-CONTRACTUAL DAMAGES...........................................16

ARTICLE 10 - RETENTION LIMIT CHANGES..........................................17

ARTICLE 11 - RECAPTURE........................................................18

ARTICLE 12 - GENERAL PROVISIONS...............................................20

  12.1    CURRENCY............................................................20
  12.2    PREMIUM TAX.........................................................20
  12.3    INSPECTION OF RECORDS...............................................20
  12.4    FORMS, MANUAL, ISSUE RULES AND CLAIMS PRACTICES.....................20
  12.5    ANTI-MONEY LAUNDERING...............................................20
  12.6    INTEREST RATE FOR BALANCES IN DEFAULT...............................20

ARTICLE 13 - DAC TAX..........................................................21

ARTICLE 14 - OFFSET...........................................................22

ARTICLE 15 - INSOLVENCY.......................................................23

  15.1     INSOLVENCY OF A PARTY TO THIS AGREEMENT............................23
  15.2     INSOLVENCY OF THE CEDING COMPANY...................................23

ARTICLE 16 - ERRORS AND OMISSIONS.............................................24

ARTICLE 17 - ARBITRATION......................................................25

  17.1    GENERAL.............................................................25
  17.2    NOTICE..............................................................25
  17.3    PROCEDURE...........................................................25
  17.4    ARBITRATION COSTS...................................................26
  17.5    SITE OF ARBITRATION.................................................26
  17.6    ARBITRATION SETTLEMENT..............................................26

ARTICLE 18 - DURATION OF AGREEMENT............................................27

ARTICLE 19 - REPRESENTATIONS AND WARRANTIES...................................28

ARTICLE 20 - DEFINITIONS......................................................29

ARTICLE 21 - EXECUTION........................................................32

EXHIBIT A - RETENTION SCHEDULE OF THE CEDING COMPANY..........................33

  A.1  LIFE INSURANCE.........................................................33
  A.2  TOTAL DISABILITY RIDER.................................................33

EXHIBIT B - BUSINESS COVERED..................................................34

EXHIBIT C - BINDING LIMITS....................................................35

  C.1  REINSURER'S SHARE......................................................35
  C.2  AUTOMATIC BINDING LIMITS...............................................35
  C.3  JUMBO LIMITS...........................................................36
  C.4  CONDITIONAL RECEIPT OR TEMPORARY INSURANCE AGREEMENT...................36
  C.5  AGE LIMITS.............................................................36
  C.6  MINIMUM CESSION........................................................36
  C.7  MINIMUM INITIAL FACE AMOUNT-SURVIVOR SECONDARY GUARANTEE UL............37

(019)11220-00-00                       3                               2/16/2011

EXHIBIT D - REINSURANCE PREMIUMS..............................................38

  D.1  BASE PLAN PARAMETERS...................................................38
  D.2  AGE BASIS..............................................................39
  D.3  POLICY FEES............................................................39
  D.4  SUBSTANDARD RATINGS....................................................39
  D.5  FLAT EXTRAS............................................................39
  D.7  RIDERS AND BENEFITS....................................................41

EXHIBIT D - RATE SCHEDULE 1...................................................42

EXHIBIT E - SELF-ADMINISTERED REPORTING.......................................43

  E.1  REPORTING REQUIREMENTS.................................................43
  E.2  BUSINESS REPORTED ELECTRONICALLY.......................................43
  E.3  STATEMENT SPECIFICATIONS...............................................44
  E.4  POLICY EXHIBIT.........................................................45
  E.5 ACCOUNTING SUMMARY......................................................46

EXHIBIT F - APPLICATION FOR FACULTATIVE REINSURANCE...........................47

EXHIBIT G - ALLOCATION RULES FOR PLACEMENT OF FACULTATIVE CASES...............48

(019)11220-00-00                       4                               2/16/2011

                                                            ARTICLE 1 - PREAMBLE
--------------------------------------------------------------------------------
1.1     PARTIES TO THIS AGREEMENT
This is a YRT Agreement for indemnity reinsurance (the "Agreement") solely between Ameritas Life Insurance Corp. of Lincoln, Nebraska and RGA Reinsurance Company of Chesterfield, Missouri. The Ceding Company and the Reinsurer are collectively referred to as the "parties".

The acceptance of risks under this Agreement will create no right or legal relationship between the Reinsurer and the insured, owner or beneficiary of any insurance policy or other contract of the Ceding Company.

The Agreement will be binding upon the Ceding Company and the Reinsurer and their respective successors and assigns.

1.2     COMPLIANCE
This Agreement applies only to the issuance of insurance by the Ceding Company in a jurisdiction in which it is properly licensed.

The Ceding Company and the Reinsurer represent that, to the best of their knowledge, they are in compliance with all state and federal laws and regulations applicable to the business reinsured under this Agreement. In the event that either party is found to be in non-compliance with any such law or regulation, the Agreement will remain in effect and the parties will seek to remedy the non-compliance and will indemnify each other for any direct loss suffered as a result of the non-compliance.

1.3     CONSTRUCTION
This Agreement will be construed in accordance with the laws of the state of Missouri.

1.4     ENTIRE AGREEMENT
This Agreement constitutes the entire agreement between the parties with respect to the business reinsured hereunder. There are no understandings between the parties other than as expressed in this Agreement. Any change or modification to this Agreement will be null and void unless made by amendment to this Agreement and signed by all parties, except as otherwise provided herein.

1.5     SEVERABILITY
If any provision of this Agreement is determined to be invalid or unenforceable, such determination will not impair or affect the validity or the enforceability of the remaining provisions of this Agreement.

1.6     WAIVER
Either party may choose not to enforce or insist upon the strict adherence to any provision or right under this Agreement. If either party so elects, it will not be considered to be a permanent waiver of such provision nor in any way
affect the validity of this Agreement.   The applicable party will still have
the right to insist upon the strict adherence to that provision or any other provision of this Agreement in the future. Any waiver of provisions by a party under this Agreement must be in writing and signed by a duly authorized representative of the party.

(019)11220-00-00                       5                               2/16/2011

                                               ARTICLE 2 - AUTOMATIC REINSURANCE
--------------------------------------------------------------------------------
2.1     GENERAL CONDITIONS
On and after the Effective Date of this Agreement, the Ceding Company will automatically cede to the Reinsurer a portion of the life insurance policies, supplementary benefits, and riders listed in Exhibit B.

The Reinsurer will automatically accept its share of the above-referenced policies up to the limits shown in Exhibit C, provided that:

     a. the Ceding Company keeps its Full Retention, as specified in Exhibit A, or otherwise holds its Full Retention on a life under the current policy and/or previously issued in force policies;

     b. the Ceding Company applies the underwriting guidelines, practices, and procedures for risk selection identified by the Ceding Company in the questionnaire titled "Underwriting Guidelines, Practices and Procedures" and any Material Changes consented to in writing by the Reinsurer;

     c. the insured, at the time of the application, must be a legal Permanent Resident of the United States, Canada, Puerto Rico or Guam;

     d. the total of the Ultimate Amount of reinsurance required including contractual increases, and the amount already reinsured on that life under this Agreement and all other agreements between the Reinsurer and the Ceding Company, does not exceed the Automatic Binding Limits set out in Exhibit C;

     e. the amount of life insurance in force in all companies, including any coverage to be replaced, plus the amount currently applied for on that life in all companies, does not exceed the Jumbo Limits stated in Exhibit C;

     f.   the application is on a life that is not a Professional Athlete; and

     g. the application is on a life that has not been submitted facultatively to the Reinsurer or any other Reinsurer within the last [*] years, unless the reason for any prior Facultative submission was solely for capacity that may now be accommodated within the terms of this Agreement.

2.2     RETAINED AMOUNTS
The Ceding Company may not reinsure, on any basis, the amount it has retained on the business covered under this Agreement without prior notification to and agreement of the Reinsurer.

2.3     EXPENSE OF ORIGINAL POLICY
The Ceding Company will bear the expense of all medical examinations, inspection fees and other charges incurred in connection with the Original Policy.

(019)11220-00-00                       6                               2/16/2011

                                             ARTICLE 3 - FACULTATIVE REINSURANCE
--------------------------------------------------------------------------------
The Ceding Company may submit any application on a plan or rider identified in Exhibit B to the Reinsurer for its consideration on a Facultative basis.

The Ceding Company will apply for reinsurance on a Facultative basis by sending to the Reinsurer an application for Facultative reinsurance, providing the information outlined in Exhibit F. Accompanying this application will be copies of all underwriting evidence that is available for risk assessment including, but not limited to, copies of the application for insurance, medical examiners' reports, attending physicians' statements, inspection reports, Ultimate Amount applied for in all companies, Ultimate Amount to be placed in all companies and Ultimate Amount to be in force in all companies, and any other information bearing on the insurability of the risk. The Ceding Company also will notify the Reinsurer of any outstanding underwriting requirements at the time of the Facultative submission. Any subsequent information received by the Ceding Company that is pertinent to the risk assessment will be promptly transmitted to the Reinsurer.

After consideration of the application for Facultative reinsurance and related information, the Reinsurer will promptly inform the Ceding Company of its underwriting decision. The Reinsurer's offer will expire at the end of [*], unless otherwise specified by the Reinsurer.

If the underwriting decision is acceptable, the Ceding Company will notify the Reinsurer in writing of its acceptance of the offer. If any risk is to be submitted to more than one Reinsurer for consideration, the current allocation rules for placement of Facultative cases as outlined in Exhibit G will apply.

The relevant terms and conditions of this Agreement will apply to those Facultative offers made by the Reinsurer and accepted by the Ceding Company.

(019)11220-00-00                       7                               2/16/2011

                                           ARTICLE 4 - COMMENCEMENT OF LIABILITY
--------------------------------------------------------------------------------
4.1     AUTOMATIC REINSURANCE
For Automatic reinsurance, the Reinsurer's liability will commence at the same time as the Ceding Company's liability.

4.2     FACULTATIVE REINSURANCE
For Facultative reinsurance, the Reinsurer's liability will commence at the same time as the Ceding Company's liability, provided that the Reinsurer has made a binding Facultative offer and that offer was accepted, during the lifetime of the insured, in accordance with the terms of this Agreement.

4.3     CONDITIONAL RECEIPT OR TEMPORARY INSURANCE AGREEMENT
Reinsurance coverage under a Conditional Receipt or Temporary Insurance Agreement is limited to the Reinsurer's share of amounts within the Conditional Receipt or Temporary Insurance Agreement specified in Exhibit C. The Reinsurer will accept liability provided that:

     a. the Reinsurer has reviewed and approved the Conditional Receipt form or Temporary Insurance Agreement; and

     b. the risk is eligible for Automatic reinsurance under this Agreement; or the Reinsurer has made a Facultative offer during the lifetime of the insured and the Ceding Company would have accepted that offer based on the allocation rules for placement of Facultative cases in Exhibit G; and

     c. the Ceding Company, its agents, or representatives have followed its normal cash-with-application procedures for such coverage.

(019)11220-00-00                       8                               2/16/2011

                                                  ARTICLE 5 - PREMIUM ACCOUNTING
--------------------------------------------------------------------------------
5.1     PREMIUMS
Reinsurance premium rates paid by the Ceding Company for life insurance and other benefits reinsured under this Agreement are shown in Exhibit D. The rates will be applied to the Reinsured Net Amount at Risk.

5.2      PAYMENT OF PREMIUMS
Reinsurance premiums are payable annually and in advance. The Ceding Company will calculate the amount of reinsurance premium due and, within thirty (30) days after the end of the month, will send the Reinsurer a statement that contains the information shown in Exhibit E, showing reinsurance premiums due for that period. The Ceding Company will remit amounts due the Reinsurer at the same time as the statement.

5.3     DELAYED PAYMENT
If premium balances remain unpaid for more than sixty (60) days after they are due pursuant to Article 5.2 above, the Reinsurer reserves the right to charge
interest from the end of the reporting period.   Interest will be calculated
using the index specified in Article 12.6.

5.4     FAILURE TO PAY PREMIUMS
The payment of reinsurance premiums is a condition precedent to the liability of the Reinsurer for reinsurance covered by this Agreement. In the event that reinsurance premiums are not paid within sixty (60) days after they are due pursuant to Article 5.2 above, the Reinsurer will have the right to terminate the reinsurance for all policies having reinsurance premiums in arrears. If the Reinsurer elects to exercise its right of termination, it will give the Ceding Company ninety (90) days written notice of its intention. Such notice will be sent by certified mail.

If all reinsurance premiums in arrears, including any that become in arrears during the ninety (90) day notice period, are not paid before the expiration of the notice period, the Reinsurer will be relieved of all liability under those policies as of the last date to which premiums have been paid for each policy. Reinsurance on policies on which reinsurance premiums subsequently fall due will automatically terminate as of the last date to which premiums have been paid for each policy, unless reinsurance premiums on those policies are paid on or before their due date pursuant to Article 5.2 above.

Terminated reinsurance may be reinstated, subject to approval by the Reinsurer, within thirty (30) days of the date of termination, and upon payment of all reinsurance premiums in arrears including any interest accrued thereon. The Reinsurer will have no liability for any claims incurred between the date of termination and the date of the reinstatement of the reinsurance. The right to terminate reinsurance will not prejudice the Reinsurer's right to collect premiums for the period during which reinsurance was in force prior to the expiration of the ninety (90) day notice.

The Ceding Company may not force termination under the provisions of this Article to avoid the provisions regarding recapture in Article 11, nor to transfer the reinsured policies to another Reinsurer.

(019)11220-00-00                       9                               2/16/2011

5.5     PREMIUM RATE GUARANTEE
Although the Reinsurer anticipates that the premium rates in Exhibit D will apply indefinitely, it guarantees only that the premium rates applicable to the business reinsured under this Agreement will not exceed the greater of: (1) the reinsurance premium rates specified in Exhibit D, or (2) the YRT net premiums at the applicable statutory minimum valuation mortality table and statutory maximum interest rate for the reinsured business. The Reinsurer does not anticipate holding any deficiency reserves on the business reinsured under this Agreement.

(019)11220-00-00                      10                               2/16/2011

                         ARTICLE 6 - POLICY REDUCTIONS, TERMINATIONS AND CHANGES
--------------------------------------------------------------------------------
Whenever a change is made in the status, plan, amount or other feature of a policy reinsured under this Agreement, the Reinsurer will, upon receipt of notification of the change, consider adjusted reinsurance coverage in accordance with the provisions of this Article. The Ceding Company will notify the Reinsurer of any change within ninety (90) days after its effective date.

6.1     REDUCTIONS AND TERMINATIONS
In the event of reduction, lapse, or termination of a policy or policies on a life that is reinsured under this Agreement, the Ceding Company will reduce or terminate reinsurance on that life. The Reinsurance Death Benefit on the life with all reinsurers will be reduced, effective on the same date, by the amount required such that the Ceding Company maintains its Retention as defined in Exhibit A. If the policies are reinsured with multiple reinsurers, the reinsurance will be reduced by the ratio of the amount of reinsurance in each company to the total outstanding reinsurance on the risk involved.

The reinsurance reduction will apply first to the policy or policies being reduced and then, on a chronological basis, to other reinsured policies on the life, beginning with the oldest policy. If there is a lapse, termination or reduction on a policy reinsured under this Agreement where Full Retention is held on a life, the Ceding Company will reduce the reinsurance on that life by a corresponding amount, with the reinsurance on the oldest policy being reduced first. If the amount of reduction exceeds the amount reinsured, the reinsurance on the policy or policies will be terminated.

In the event of the reduction, lapse, death claim or termination of a policy or policies reinsured under this Agreement, the Reinsurer will refund any unearned reinsurance premiums. The reinsured portion of any policy fee will be deemed earned for the entire policy year if the policy was reinsured during any portion of that policy year.

6.2     INCREASES

     a.   Noncontractual Increases
          If the Initial Death Benefit is increased as a result of a noncontractual change, the increase will be underwritten by the Ceding Company in accordance with the underwriting guidelines, practices, and procedures for risk selection identified by the Ceding Company in the questionnaire titled "Underwriting Guidelines, Practices and Procedures" and any Material Changes consented to in writing by the Reinsurer.

          Such increases will be considered new reinsurance under this Agreement. The Reinsurer's approval is required if the Original Policy was reinsured on a Facultative basis or if the new amount will cause the Reinsured Net Amount at Risk on the life to exceed either the Automatic Binding Limits or the Jumbo Limits shown in Exhibit C.

          The Reinsurer will assume its share of the entire amount in excess of the Ceding Company's Full Retention. Premiums for the additional reinsurance will be based on the issue age, mortality rating, underwriting class and duration since the time of underwriting of the increase. If the reinsurance is Automatic, the amount of reinsurance must not exceed the Automatic Binding Limits or Jumbo Limits shown in Exhibit C. If the increase is Facultative, the amount of reinsurance must not exceed the Ultimate Amount included in the Facultative offer.

(019)11220-00-00                      11                               2/16/2011

     b.   Contractual and Regulatory Increases
          Reinsurance of increases in amount resulting from contractual policy provisions will be based on the issue age, mortality rating, underwriting class and duration from issue of the Original Policy.

          The Reinsurer will assume its share of the entire amount in excess of the Ceding Company's Full Retention. Premiums for the additional reinsurance will be based on the issue age, mortality rating, underwriting class and duration since the time of underwriting of the increase. If the reinsurance is Automatic, the amount of reinsurance must not exceed the Automatic Binding or Jumbo Limits shown in Exhibit
          C. If the reinsurance is Facultative, the amount of reinsurance must not exceed the Ultimate Amount included in the Facultative offer.

          Any change in the Policy Net Amount at Risk due to changes in the policy's account value or cash value will be allocated proportionately between the Ceding Company and the Reinsurer.

6.3     RISK CLASSIFICATION CHANGES
If the policyholder requests a substandard table rating reduction or removal of a flat extra, such change will be underwritten in accordance with the underwriting guidelines, practices, and procedures for risk selection identified by the Ceding Company in the questionnaire titled "Underwriting Guidelines, Practices and Procedures" and any Material Changes consented to in writing by the Reinsurer. Risk classification changes on Facultative policies will be subject to the Reinsurer's approval.

6.4     REINSTATEMENT
Any policy originally reinsured in accordance with the terms and conditions of this Agreement by the Ceding Company may be automatically reinstated with the Reinsurer as long as the policy is reinstated in accordance with the established procedures and rules of the Ceding Company previously disclosed to the Reinsurer. Any policy originally reinsured with the Reinsurer on a Facultative basis which has been in a lapsed status for more than ninety (90) days must be submitted with underwriting requirements and approved by the Reinsurer before it is reinstated. The Ceding Company will pay the Reinsurer its share of amounts collected or charged for the reinstatement of such policies.

6.5     NONFORFEITURE BENEFITS
     a.   Extended Term
          If the Original Policy lapses and extended term insurance is elected under the terms of the policy, reinsurance will continue on the same basis as under the Original Policy until the expiration of the extended term period.

     b.   Reduced Paid-Up
          If the Original Policy lapses and reduced paid-up insurance is elected under the terms of the policy, the amount reinsured will be reduced in accordance with the procedures outlined in Article 6.1.

6.6     POLICY LOANS
The Reinsurer does not participate in policy loans nor other forms of indebtedness on policies reinsured under this Agreement; therefore, policy loans do not affect the Reinsured Net Amount at Risk.

(019)11220-00-00                      12                               2/16/2011

                                          ARTICLE 7 - EXCHANGES AND REPLACEMENTS
--------------------------------------------------------------------------------
7.1     NOTIFICATION AND PLACEMENT
If a policy reinsured with the Reinsurer is exchanged or replaced by a plan reinsured under this Agreement, the Ceding Company will notify the Reinsurer within ninety (90) days after the effective date of the exchange or replacement. A policy resulting from an internal exchange or replacement will be underwritten by the Ceding Company in accordance with its underwriting guidelines, practices and procedures for exchanges and replacements. Exchanges or replacements of policies previously reinsured with the Reinsurer will continue to be reinsured with the Reinsurer, except as noted in Article 7.4, in an amount not to exceed the original Reinsured Net Amount at Risk, unless such exchanges or replacements are issued as New Business.

Unless mutually agreed otherwise, policies that are not reinsured with the Reinsurer and that are exchanged to or replaced by a plan covered under this Agreement will not be reinsured hereunder unless such exchange or replacement is New Business.

7.2     PREMIUMS
If the New Plan is reinsured by the Reinsurer, either under this Agreement or under a different agreement, reinsurance premium rates for the resulting New Policy will be those contained in the agreement that covers the New Plan. If the agreement including the new rates requires policy fees, then they will also apply to the New Policy. However, if the Reinsurer does not reinsure the New Plan, reinsurance premiums will be the rates shown in Rate Schedule 1 and the pay percentages in Exhibit D.1. Reinsurance premiums for the New Policy will be based on the original issue age, underwriting class and duration since the issuance of the Original Policy.

7.3     INCREASES IN AMOUNT
If the New Policy is issued with an increase in the Initial Death Benefit, then the provisions of Article 6.2.a will apply to the increased amount.

7.4     FACULTATIVE CONSIDERATIONS
The Reinsurer's approval to exchange or replace the Original Policy will be required if the Original Policy was reinsured on a Facultative basis, and the New Policy is fully underwritten by the Ceding Company.

(019)11220-00-00                      13                               2/16/2011

                                                   ARTICLE 8 - POLICY RESCISSION
--------------------------------------------------------------------------------
If it is determined that a policy reinsured under this Agreement should be rescinded due to misrepresentation by the policyholder or the insured, the Reinsurer will pay its share of reasonable investigation and legal expenses connected with the rescission action.

The Reinsurer will not reimburse the Ceding Company for routine expenses, including but not limited to the Ceding Company's home office expenses, compensation of salaried officers and employees, and any legal expenses other than third party expenses incurred by the Ceding Company.

(019)11220-00-00                      14                               2/16/2011

                                                              ARTICLE 9 - CLAIMS
--------------------------------------------------------------------------------
9.1     COVERAGE
Claims covered under this Agreement are for the plans and any additional benefits specified in Exhibit B.

9.2      NOTICE
The Ceding Company will promptly notify the Reinsurer after it receives a claim on a policy reinsured under this Agreement.

For Joint Last Survivor plans, the Ceding Company, if notified, will also notify the Reinsurer at time of the first death.

9.3      PROOFS
The Ceding Company will promptly provide the Reinsurer with proper claim proofs, which are a copy of the proof of payment by the Ceding Company, a copy of the insured's death certificate and a copy of the claimant's statement. It is the Ceding Company's sole decision to determine whether a claim is payable. The Reinsurer may request, and the Ceding Company will send, all documents in connection with any claim reinsured under this Agreement.

9.4      AMOUNT AND PAYMENT OF REINSURANCE BENEFITS
As soon as the Reinsurer receives proper claim notice and proper claim proofs, the Reinsurer will promptly pay its Proportionate Share of all payable claims eligible for coverage under this Agreement.

The maximum Reinsured Net Amount at Risk payable to the Ceding Company under this Agreement is the risk amount specifically reinsured with the Reinsurer.
The Reinsurer will also pay its Proportionate Share of the interest on the death proceeds through the date of settlement that the Ceding Company is required to pay, either by law or under the terms of the policy.

Life benefit payments will be made in a single sum, regardless of the Ceding Company's settlement options.

The reinsurance benefit for an approved Total Disability claim will be the Reinsurer's Proportionate Share of the annual gross premium waived on the policy. The Ceding Company will continue to pay the life reinsurance premium; however, it will not pay the reinsurance premium for the Total Disability benefit for the duration of the Total Disability claim period. The Reinsurer will pay Total Disability benefits annually regardless of the frequency of payment to the claimant.

(019)11220-00-00                      15                               2/16/2011

9.5      DISPUTED CLAIMS
The Ceding Company will promptly notify the Reinsurer of any contest, compromise or litigation as a result of a denial of a claim involving a policy reinsured under this Agreement or as a result of rescission of a policy reinsured under this Agreement. Unless it declines to be a party to such action, the Reinsurer will pay its Proportionate Share of any settlement up to the maximum that would have been payable under the specific policy had there been no controversy plus its Proportionate Share of claim investigation fees paid to a third party, except as specified below.

If the Reinsurer declines to be a party to said contest, compromise or litigation, it will pay its full share of the amount reinsured, as if there had been no contest, compromise or litigation. The Reinsurer will also pay its Proportionate Share of covered expenses incurred to the date it notifies the Ceding Company it declines to be a party.

9.6      CLAIM EXPENSES
The Reinsurer will pay its Proportionate Share of reasonable claim investigation and legal expenses connected with the litigation or settlement of claims payable under this Agreement unless the Reinsurer has discharged its liability pursuant to Article 9.5 above. If the Reinsurer has so discharged its liability, the Reinsurer will not participate in any expenses incurred thereafter.

The Reinsurer will not reimburse the Ceding Company for routine claim and administration expenses, including but not limited to the Ceding Company's home office expenses, compensation of salaried officers and employees, and any legal expenses other than third party expenses incurred by the Ceding Company. Claim investigation expenses do not include expenses incurred by the Ceding Company as a result of a dispute or contest arising out of conflicting claims of entitlement to policy proceeds or benefits.

9.7      MISREPRESENTATION OR SUICIDE
If the Ceding Company returns premium to the policyowner or beneficiary as a result of fraud or misrepresentation within the policy contestable period or suicide of the insured, the Reinsurer will refund reinsurance premiums received on that policy without interest to the Ceding Company in lieu of any other form of reinsurance benefit payable under this Agreement.

9.8     MISSTATEMENT OF AGE OR GENDER
In the event of a change in the amount of the Ceding Company's liability on a policy due to a misstatement of age or gender, the Reinsurer's liability on its Proportionate Share will change within the terms of this Agreement. The Reinsured Net Amount at Risk will be adjusted from the inception of the Original Policy, and any difference will be settled without interest.

9.9      EXTRA-CONTRACTUAL DAMAGES
In no event shall the Reinsurer be liable for any Extra-Contractual Obligations awarded against the Ceding Company as a result of any act, omission or course of conduct committed solely by the Ceding Company, its agents or representatives in connection with claims under this Agreement, nor for any legal fees or expenses incurred in the defense of such claims.

(019)11220-00-00                      16                               2/16/2011

                                            ARTICLE 10 - RETENTION LIMIT CHANGES
--------------------------------------------------------------------------------
If the Ceding Company changes its Retention limits as shown in Exhibit A (A.1), it will provide the Reinsurer with prompt written notice of the intended changes.

A change to the Ceding Company's Retention limits will not affect policies reinsured under this Agreement except as specifically provided elsewhere in this Agreement. Furthermore, unless agreed between the parties, an increase in the Ceding Company's Retention limit will not increase the Automatic Binding Limits.

(019)11220-00-00                      17                               2/16/2011

                                                          ARTICLE 11 - RECAPTURE
--------------------------------------------------------------------------------
Whenever the Ceding Company increases its Maximum Retention Per Life as set forth in Exhibit A (A.1) the Ceding Company will notify the Reinsurer of its intent to recapture to the new Retention limits. If the Ceding Company has maintained its Maximum Retention Per Life for the plan and the insured's issue age, sex, and mortality classification, it may apply its increased Retention limits to reduce the amount of reinsurance in force as follows:

     a. the Ceding Company must give the Reinsurer ninety (90) days written notice prior to its intended date of the commencement of recapture. The notice must indicate whether or not facultatively reinsured policies are included in the recapture; and

     b. the reduction of reinsurance on affected policies will become effective on the policy anniversary date immediately following the notice of election to recapture; however, no reduction will be made until a policy has been in force for at least [*] years for single life business or [*] years for joint life business, where the corporate maximum dollar Retention was held at issue, up to the then current increased Retention; and

     c. if any policy reinsured on the life is recaptured, all policies reinsured on the life that are eligible for recapture under the provisions of this Article must be recaptured up to the Ceding Company's new Maximum Retention Per Life in a consistent manner, and the Ceding Company must increase its total amount of insurance on each reinsured life. The Ceding Company may not revoke its election to recapture for policies becoming eligible at future anniversaries; and

     d. no recapture will be made unless the Ceding Company retained its corporate maximum dollar limit of Retention for the plan, age and mortality rating at the time the policy was issued. No recapture will be allowed in any class of fully reinsured business nor in any classes of risks for which the Ceding Company established special Retention limits less than the Ceding Company's Maximum Retention Per Life for the plan, age, and mortality rating at the time the policy was issued; and

     e. no recapture will be made if the Ceding Company has either obtained or increased stop loss reinsurance coverage as justification for the increase in Retention.

If portions of a policy reinsured under this Agreement have been reinsured with more than one Reinsurer, the Ceding Company must allocate the reduction in reinsurance so that the amount reinsured by each Reinsurer after the reduction is proportionately the same as if the new Maximum Retention Per Life had been in effect at the time of issue. Recapture is not available due to any change in the financial condition of the Reinsurer.

The amount of reinsurance eligible for recapture is based on the Reinsured Net Amount at Risk as of the date of recapture. For a policy issued as a result of exchange, conversion or re-entry, the recapture terms of the reinsurance agreement covering the Original Policy will apply, and the duration for the purpose of recapture will be measured from the effective date of the reinsurance on the Original Policy.

(019)11220-00-00                      18                               2/16/2011

If there is a reinsured Total Disability claim in effect when recapture takes place, the Reinsurer will continue to pay its share of the Total Disability claim until it terminates. The Reinsurer will not be liable for any other benefits, including the basic life risk, that are eligible for recapture. All such eligible benefits will be recaptured as if there were no waiver claim in effect.

After the effective date of recapture, the Reinsurer will not be liable for any benefits on reinsured policies or portions of such reinsured policies eligible for recapture that the Ceding Company has overlooked.

(019)11220-00-00                      19                               2/16/2011

                                                 ARTICLE 12 - GENERAL PROVISIONS
--------------------------------------------------------------------------------
12.1     CURRENCY
All payments and reporting by all parties under this Agreement will be made in United States dollars.

12.2     PREMIUM TAX
The Reinsurer will not reimburse the Ceding Company for premium taxes.

12.3     INSPECTION OF RECORDS
The Reinsurer and the Ceding Company, or their duly authorized representatives, will have the right to inspect original papers, records and all documents relating to the business reinsured under this Agreement. These documents will be made available during normal office hours to a representative of either company who will be named in advance; notification of such visits will normally be given two (2) weeks in advance and even in urgent cases at least forty-eight
(48) hours in advance.

12.4     FORMS, MANUAL, ISSUE RULES AND CLAIMS PRACTICES
The Ceding Company affirms that it has supplied the Reinsurer with the underwriting guidelines, issue rules and policy forms in use as of the Effective Date of this Agreement for the policies reinsured hereunder. Further, the Ceding Company affirms that it follows claims handling practices and procedures which are standard and customary to the life insurance industry.

The Ceding Company will promptly notify the Reinsurer of any proposed Material Changes in its underwriting guidelines, issue rules, policy forms and claims practices and procedures. This Agreement will not extend to policies issued pursuant to a Material Change unless the Reinsurer has consented in writing to accept policies subject to the Material Change.

It is the Ceding Company's responsibility to ensure that its practice and applicable forms are in compliance with current Medical Information Bureau (MIB) guidelines.

12.5     ANTI-MONEY LAUNDERING
The Ceding Company has established and will maintain policies and procedures to comply with applicable laws and regulations relating to anti-money laundering and anti-terrorism financing activities including, without limitation, the U.S.A. Patriot Act, the lists promulgated or maintained by the United States Department of Treasury naming specially designated nationals or blocked persons, and any other laws, regulations, executive orders or similar actions that impose sanctions or prohibit or restrict transactions or relations with designated persons, entities, organizations or governments.

12.6     INTEREST RATE FOR BALANCES IN DEFAULT
The Reinsurer reserves the right to charge interest at the prime rate plus [*] as stated in the Wall Street Journal on the 1st business day in January prior to the due date of the premium when:

     a.   renewal premiums are not paid within sixty (60) days of the due date;
          or
     b.   premiums for New Business are not paid within one hundred twenty
          (120) days of the date the policy is issued.

(019)11220-00-00                      20                               2/16/2011

                                                            ARTICLE 13 - DAC TAX
--------------------------------------------------------------------------------
The Ceding Company and the Reinsurer hereby agree to the following, pursuant to
Section 1.848-2(g)(8) of the Income Tax Regulation issued December 1992, under
Section 848 of the Internal Revenue Code of 1986:

a. the term "party" refers to either the Ceding Company or the Reinsurer, as appropriate;

b.     the terms used in this Article are defined by reference to Regulation
Section 1.848-2, effective December 29, 1992;

c. the party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1);

d. all parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency, or as otherwise required by the Internal Revenue Service;

e. the Reinsurer will submit a schedule to the Ceding Company by April 1 of each year of its calculation of the net consideration for the preceding calendar year. This schedule of calculations will be accompanied by a statement stating that the Reinsurer will report such net consideration in its tax return for the preceding calendar year;

f. the Ceding Company may contest such calculation by providing an alternative calculation to the Reinsurer by May 1 of the year following the end of the taxable year. If the Ceding Company does not notify the Reinsurer by May 1, the net considerations reported in the respective tax returns will be the value as defined in Item (e) above;

g. if the Ceding Company submits its alternative calculation, the parties will act in good faith to reach an agreement on the correct amount within thirty
(30) days of the date the Ceding Company submits its alternative calculation.
If the Ceding Company and the Reinsurer reach agreement on an amount of the net consideration, each party shall report such amount in their respective tax returns for the previous calendar year; and

h. the Ceding Company and the Reinsurer represent and warrant that they are subject to United States taxation under either Subchapter L or Subpart F of Part III of Subchapter N of the Internal Revenue Code of 1986, as amended.

(019)11220-00-00                      21                               2/16/2011

                                                             ARTICLE 14 - OFFSET
--------------------------------------------------------------------------------
Any debts or credits, in favor of or against either the Reinsurer or the Ceding Company with respect to this Agreement or any other reinsurance agreement between the parties, are deemed mutual debts or credits and may be offset, and only the balance will be allowed or paid provided the party that seeks to avail itself of this right of offset is not in breach of any provision of this Agreement.

The right of offset will not be affected or diminished because of the insolvency of either party.

(019)11220-00-00                      22                               2/16/2011

                                                         ARTICLE 15 - INSOLVENCY
--------------------------------------------------------------------------------
15.1     INSOLVENCY OF A PARTY TO THIS AGREEMENT
A party to this Agreement will be deemed insolvent when it:

     a. applies for or consents to the appointment of a receiver, rehabilitator, conservator, liquidator or statutory successor of its properties or assets;

     b.   is adjudicated as bankrupt or insolvent;

     c. files or consents to the filing of a petition in bankruptcy, seeks reorganization to avoid insolvency or makes formal application for any bankruptcy, dissolution, liquidation or similar law or statute; or

     d. becomes the subject of an order to rehabilitate or an order to liquidate as defined by the insurance code of the jurisdiction of the party's domicile.

15.2     INSOLVENCY OF THE CEDING COMPANY
In the event of the insolvency of the Ceding Company, all reinsurance payments due under this Agreement will be payable directly to the liquidator, rehabilitator, receiver, or statutory successor of the Ceding Company, without diminution because of the insolvency, for those claims allowed against the Ceding Company by any court of competent jurisdiction or by the liquidator, rehabilitator, receiver or statutory successor having authority to allow such claims.

In the event of insolvency of the Ceding Company, the liquidator, rehabilitator, receiver or statutory successor will give written notice to the Reinsurer of all pending claims against the Ceding Company on any policies reinsured within a reasonable time after such claim is filed in the insolvency proceeding. While a claim is pending, the Reinsurer may investigate and interpose, at its own expense, in the proceeding where the claim is adjudicated, any defense or defenses that it may deem available to the Ceding Company or its liquidator, rehabilitator, receiver or statutory successor.

The expense incurred by the Reinsurer will be chargeable, subject to court approval, against the Ceding Company as part of the expense of liquidation to the extent of a Proportionate Share of the benefit that may accrue to the Ceding Company solely as a result of the defense undertaken by the Reinsurer. Where two or more Reinsurers are participating in the same claim and a majority in interest elects to interpose a defense or defenses to any such claim, the expense will be apportioned in accordance with the terms of this Agreement as though such expense had been incurred by the Ceding Company.

The Reinsurer will be liable only for the amounts reinsured and will not be or become liable for any amounts or reserves to be held by the Ceding Company on policies reinsured under this Agreement.

This insolvency clause shall not preclude the Reinsurer from asserting any excuse or defense to payment of this reinsurance other than the excuses or defenses of the insolvency of the Ceding Company and the failure of the Ceding Company's liquidator, receiver, conservator or statutory successor to pay all or a portion of any claim.

(019)11220-00-00                      23                               2/16/2011

                                               ARTICLE 16 - ERRORS AND OMISSIONS
--------------------------------------------------------------------------------
If either the Ceding Company or Reinsurer shall fail to perform an obligation under this Agreement and such failure shall be the result of an Error on the part of the Ceding Company or Reinsurer, such Error shall be corrected by restoring the Ceding Company and Reinsurer to the positions they would have occupied had no such Error occurred. If it is not possible to restore each party to the position it would have occupied but for the Error, the parties will endeavor in good faith to promptly resolve the situation in a manner that is fair and reasonable, and most closely approximates the intent of the parties as evidenced by the Agreement.

This provision shall apply only to clerical Errors relating to the administration of reinsurance covered by this Agreement and not to the administration of the insurance provided by the Ceding Company to its insured.

The Ceding Company and Reinsurer mutually agree that all Errors will be identified and corrected in an equitable manner at the earliest possible date.

(019)11220-00-00                      24                               2/16/2011

                                                        ARTICLE 17 - ARBITRATION
--------------------------------------------------------------------------------
17.1     GENERAL
The parties agree to act in all things with the utmost good faith. However, if the parties cannot mutually resolve a dispute or claim, which arises out of, or in connection with this Agreement, including formation and validity, and whether arising during, or after the period of this Agreement, the dispute or claim will be referred to an arbitration tribunal (a group of three arbitrators), and settled through arbitration.

The arbitrators must have more than ten (10) years experience in the insurance or reinsurance industry and may not be current or former directors, officers or employees of the parties to this Agreement or their respective affiliates or subsidiaries. The arbitrators shall be members of the American Reinsurance and Insurance Arbitration Society (ARIAS).

The arbitrators will base their decision on the terms and conditions of this Agreement plus, as necessary, on the customs and practices of the insurance and reinsurance industry rather than solely on a strict interpretation of the applicable law. There will be no appeal from their decision, and any court having jurisdiction of the subject matter, and the parties, may reduce the decision to judgment.

17.2     NOTICE
To initiate arbitration, either party will notify the other party by certified mail of its desire to arbitrate, stating the nature of the dispute and the remedy sought. The party, to which the notice is sent, will respond to the notification in writing, within ten (10) days of its receipt.

17.3     PROCEDURE
Each of the two parties will appoint one arbitrator, and these two arbitrators will select the third arbitrator. Upon the selection of the third arbitrator, the arbitration tribunal will be constituted, and the third arbitrator will act as chairman of the tribunal.

If either party fails to appoint an arbitrator within sixty (60) days after the other party has given notice of appointing an arbitrator, then the American Reinsurance and Insurance Arbitration Society (ARIAS) will appoint an arbitrator for the party that has failed to do so. The party that has failed to appoint an arbitrator will be responsible for all expenses levied by the American Reinsurance and Insurance Arbitration Society (ARIAS) for such appointment.

Should the two arbitrators be unable to agree on the choice of the third arbitrator, then the American Reinsurance and Insurance Arbitration Society (ARIAS) will appoint the third arbitrator. All expenses levied by the American Reinsurance and Insurance Arbitration Society (ARIAS) for such appointment shall be borne equally by each party to this Agreement.

The tribunal may in its sole discretion make orders and directions as it considers to be necessary for the final determination of the matters in dispute. Such orders and directions may be necessary with regard to pleadings, discovery, inspection of documents, examination of witnesses and any other matters relating to the conduct of the arbitration. The tribunal will have the widest discretion permissible under the law, and practice of the place of arbitration, when making such orders or directions.

(019)11220-00-00                      25                               2/16/2011

17.4     ARBITRATION COSTS
All costs of the arbitration will be determined by the tribunal, which may take into account the law and practice of the place of arbitration, and in what manner arbitration costs will be paid, and by whom.

17.5     SITE OF ARBITRATION
The site of arbitration will be St. Louis, Missouri, USA.

17.6     ARBITRATION SETTLEMENT
The award of the tribunal will be in writing and binding upon the parties.

(019)11220-00-00                      26                               2/16/2011

                                              ARTICLE 18 - DURATION OF AGREEMENT
--------------------------------------------------------------------------------
This Agreement is indefinite as to its duration. The Ceding Company or the Reinsurer may terminate this Agreement with respect to reinsurance of newly issued policies by giving [*] days written notice of termination to the other party, sent by certified mail. The date the document is postmarked is deemed to be the first day of the notice period.

During the notification period, the Ceding Company will continue to cede and the Reinsurer will continue to accept policies covered under the terms of this Agreement. Reinsurance coverage on all policies reinsured under this Agreement will remain in force until the termination or expiration of the policies or until the contractual termination of reinsurance under the terms of this Agreement, whichever occurs first.

(019)11220-00-00                      27                               2/16/2011

                                     ARTICLE 19 - REPRESENTATIONS AND WARRANTIES
--------------------------------------------------------------------------------
Each party represents and warrants to the other party that it is solvent on a statutory basis in all states in which it does business or is licensed. Each party will promptly notify the other if it is subsequently financially impaired.

The parties agree that this Agreement is entered into with the understanding that the principles of good faith traditional to reinsurance shall be adhered to in the formation and performance of this Agreement and shall govern the parties' rights and obligations. This Agreement is entered into in reliance of the utmost good faith of the parties including, for example, their warranties, representations and disclosures.

The Ceding Company affirms that it has and will continue to disclose all matters material to this Agreement. Examples of such matters are a Material Change in underwriting, claims or issue practices or philosophy, or a change in the Ceding Company's ownership or control.

(019)11220-00-00                      28                               2/16/2011

                                                        ARTICLE 20 - DEFINITIONS
--------------------------------------------------------------------------------
Automatic - A reinsurance agreement under which the Reinsurer is obligated to accept or assume risks that meet certain specific criteria based on the Ceding Company's underwriting.

Automatic Binding Limit - The amount specified in Exhibit C used to calculate the maximum Reinsurance Death Benefit that may be ceded as Automatic reinsurance.

Conditional Receipt - A provision included in some life insurance policies providing coverage from the date of the application to the date at which the policy is either issued or declined.

Effective Date of this Agreement - The date on which this Agreement becomes binding on the Ceding Company and the Reinsurer. Policies with an application date on or after this date are eligible for reinsurance coverage under this Agreement.

Error - A clerical mistake or oversight made inadvertently and excludes acts of judgment and all other forms of intentional decision.

Extra Contractual Obligations - Damages awarded by a court against an insurer that go beyond the coverage provided by the policy, typically for bad faith in dealing with the insured or beneficiary.

Facultative - Reinsurance under which the Ceding Company has the option (faculty) of submitting and the Reinsurer has the option of accepting or declining individual risks.

Full Retention - The initial face amount held by the Ceding Company shall be equal to the amount on its standard published Retention schedule considering issue age, rating and place of residence. The amount to be retained considers all in force policies as of the date of application on that life.

Initial Death Benefit - The face amount of the Original Policy on the date of issue.

Jumbo Limit - The maximum amount of coverage available on an individual life for Automatic reinsurance purposes. This amount includes all coverage in force, any coverage to be replaced and amounts currently applied for in all companies. If such insurance exceeds the limit, the Ceding Company must submit the risk to the Reinsurer for Facultative review.

Material Change - A change that is likely to impact the Reinsurer's financial experience under this Agreement or would cause the Reinsurer to alter or revise a risk classification or underwriting recommendation or claims decision, reconsider or adjust reinsurance pricing, or take similar actions.

Maximum Retention Per Life - The maximum amount of risk that the Ceding Company may hold on an individual insured according to its published Retention schedule.

(019)11220-00-00                      29                               2/16/2011

New Business - Policies on which the Ceding Company (1) has obtained the same new underwriting information it would obtain in absence of the Original Policy,
(2) pays the same commissions in the first year that it would have paid in absence of the Original Policy and (3) the suicide and contestable period provisions are as long as those contained in other new policies issued by the Ceding Company.

Original Policy - An insurance contract issued by the Ceding Company on an insured that is reinsured under this Agreement.

Permanent Resident - An individual having his or her primary place of living in a particular country, notwithstanding the fact that they may maintain one or more homes in other places. A legal Permanent Resident of the United States would include any non-citizen living in the United States for five or more years who does not intend to return to their native country (except for brief trips) and who holds a valid U.S. Permanent Resident Card (Green Card) or a U.S. visa that authorizes residence in the United States.

Policy Death Benefit - The death benefit of a policy on the reinsurance premium renewal date.

Policy Net Amount at Risk - On the reinsurance premium renewal date, the Policy Death Benefit less either the terminal reserve or, in the case of interest sensitive policies, the accumulation account or cash value on the policy, such difference taken to the nearest dollar. The terminal reserve or cash value shall be disregarded if a policy is on either a level term plan of twenty (20) years or less or on a decreasing term plan. The basis for determining the Policy Net Amount at Risk may be modified with the consent of the Ceding Company and Reinsurer without the need for a formal amendment of the Agreement.

Professional Athlete - An individual who is a team member in any of the four major U.S. professional sports - National Football League (NFL), National Basketball Association (NBA), Major League Baseball (MLB) or National Hockey League (NHL).

Proportionate Share - The percentage derived by dividing the Reinsured Net Amount at Risk by the Policy Net Amount at Risk.

Reinsurance Death Benefit - The Initial Death Benefit less the Retention on the policy times the percentage of Automatic reinsurance ceded to the Reinsurer as specified in Exhibit C. For Facultative reinsurance, the Reinsurance Death Benefit is that amount of the Initial Death Benefit for which the Ceding Company accepts the Reinsurer's offer to reinsure.

Reinsured Net Amount at Risk - The percentage of Automatic Reinsurance ceded to the Reinsurer as specified in Exhibit C or the percentage ceded as modified pursuant to the Facultative Reinsurance process times the remainder of (1) the Policy Net Amount at Risk less (2) the Retention on the policy.

Retention - The amounts specified in Exhibit A that are held by the Ceding Company at their own risk on a life without the benefit of proportional reinsurance. In calculating the Retention, the sum retained by the Ceding Company on the life and in force as of the date of issue of the policy shall be taken into account.

(019)11220-00-00                      30                               2/16/2011

Temporary Insurance Agreement - Legal agreement between an insurer and a proposed insured that provides a guaranteed amount of temporary life insurance coverage for a specific period of time, usually the underwriting period.

Ultimate Amount - The projected maximum Policy Death Benefit that a policy could achieve based on reasonable assumptions made about the operation of certain characteristics of the policy form.

Yearly Renewable Term (YRT) - A form of life reinsurance under which the risks, but not the permanent plan reserves, are transferred to the Reinsurer for a premium that varies each year with the Reinsured Net Amount at Risk and the duration from issue.

(019)11220-00-00                      31                               2/16/2011

                                                          ARTICLE 21 - EXECUTION
--------------------------------------------------------------------------------
This Agreement is effective as of the month, day and year stated on the cover page of this Agreement, and applies to all eligible policies with application dates on or after such date. This Agreement has been made in duplicate and is hereby executed by all parties.


AMERITAS LIFE INSURANCE CORP.        RGA REINSURANCE COMPANY


By:  /s/  Dale Johnson               By:  /s/  Brian Sibley
     ----------------------------         ---------------------------
(Signature)                          (Signature)

Title:    Corporate Actuary          Title:    Vice President
      ---------------------------          --------------------------
Date:     3/10/2011                  Date:     2/16/2011
     ----------------------------         ---------------------------
Location: Cincinnati, OH             Location: Chesterfield, Missouri
         ------------------------             -----------------------

(019)11220-00-00                      32                               2/16/2011

                            EXHIBIT A - RETENTION SCHEDULE OF THE CEDING COMPANY
--------------------------------------------------------------------------------
A.1  LIFE INSURANCE

  Excess Basis

     Maximum Retention Per Life under this and all other agreements

     For the purpose of determining the Retention a [*] per 1,000 temporary or permanent flat extra rating will be considered one table in determining the limits as shown below.

        ---------- ---------------- ----------------- ----------------
                    Preferred Plus   Table 1-4 (A-D)   Table 5-16 (E-P)
        Issue Age     Preferred        Flat Extras       Flat Extras
                      Standard         Up to $7.50        $7.51 & Up
        ---------- ---------------- ----------------- ----------------
          0-65           [*]               [*]               [*]
        ---------- ---------------- ----------------- ----------------
         66-75           [*]               [*]               [*]
        ---------- ---------------- ----------------- ----------------
         76-80           [*]               [*]               [*]
        ---------- ---------------- ----------------- ----------------
         81-85           [*]               [*]               [*]
        ---------- ---------------- ----------------- ----------------

A.2  TOTAL DISABILITY RIDER

     (A)   Flexible Premium Policies:  [*] per month
     (B)   Fixed Premium Policies:  Proportional to the life insurance retained.

(019)11220-00-00                      33                               2/16/2011

                                                    EXHIBIT B - BUSINESS COVERED
--------------------------------------------------------------------------------
The business reinsured under this Agreement is defined as follows:

Policies issued on the business identified below will qualify for reinsurance if the application date for the policy is on or after the Effective Date of this Agreement.

This Agreement covers Non-New York business written by the Ceding Company (Form # 3301 and 3365).

                             Effective June 1, 2008

               ------------------------------------------------
               Included Plans:
               ------------------------------------------------
               Survivor Secondary Guarantee Universal Life Plan
               ------------------------------------------------

               ------------------------------------------------
               Benefits & Riders:
               ------------------------------------------------
               Estate Preservation Rider
               ------------------------------------------------
               Other Insured Rider
               ------------------------------------------------
               Policy Split Rider
               ------------------------------------------------
               Term Insurance Rider
               ------------------------------------------------
               Total Disability Rider
               ------------------------------------------------


               ------------------------------------------------
               Included Plans:
               ------------------------------------------------
               Secondary Guarantee Universal Life Plan
               ------------------------------------------------

               ------------------------------------------------
               Benefits & Riders:
               ------------------------------------------------
               Accelerated Death Benefit
               ------------------------------------------------
               Other Insured Rider
               ------------------------------------------------
               Term Insurance Rider
               ------------------------------------------------
               Total Disability Rider
               ------------------------------------------------

(019)11220-00-00                      34                               2/16/2011

                                                      EXHIBIT C - BINDING LIMITS
--------------------------------------------------------------------------------
C.1  REINSURER'S SHARE

Survivor Secondary Guarantee Universal Life
-------------------------------------------
The Reinsurer's share will be [*] of the excess over the Ceding Company's Retention specified in Exhibit A. This amount will not exceed the Reinsurer's share of the maximum Automatic Binding Limits specified in Exhibit C.2.

Secondary Guarantee Universal Life
----------------------------------
The Reinsurer's share will be [*] of the excess over the Ceding Company's Retention specified in Exhibit A up to age 70 and [*] over age 70. This amount will not exceed the Reinsurer's share of the maximum Automatic Binding Limits specified in Exhibit C.2.

C.2  AUTOMATIC BINDING LIMITS

  a. Life

     For the purpose of determining the Automatic Binding Limit a [*] per
     1,000 temporary or permanent flat extra rating will be considered one table in determining the limits as shown below.
        ---------- ---------------- ----------------- ----------------
                    Preferred Plus   Table 1-4 (A-D)   Table 5-16 (E-P)
        Issue Age     Preferred        Flat Extras       Flat Extras
                      Standard         Up to $7.50        $7.51 & Up
        ---------- ---------------- ----------------- ----------------
           0-65          [*]               [*]               [*]
        ---------- ---------------- ----------------- ----------------
          66-75          [*]               [*]               [*]
        ---------- ---------------- ----------------- ----------------
          76-80          [*]               [*]               [*]
        ---------- ---------------- ----------------- ----------------
          81-85          [*]               [*]               [*]
        ---------- ---------------- ----------------- ----------------

*The (pool) maximum Automatic Binding amounts above include the Ceding Company's Retention per insured.

  b. Total Disability Benefits:

     Same as Life except the amount cannot exceed the maximum Total Disability benefit described below.

     The maximum Disability Rider benefit issued and applied for is no more than the greater of a) and b), where:

     a) is the Disability Rider benefit associated with [*] of life insurance, and
     b) is a Disability Rider benefit which initially waives [*] in annual premiums or charges.

Note: The above limits represent the Reinsurer's share.

  c. Professional Athletes will not be covered on an Automatic basis.

(019)11220-00-00                      35                               2/16/2011

C.3  JUMBO LIMITS
The Ceding Company will not cede any risk automatically if the total amount in force and applied for on the life with all insurance companies, including any amount to be replaced, exceeds the applicable amounts shown below.

               Life:
                 ----------- ------------- ------------- -------------
                    Issue       Through       Through       Through
                     Age        Table 4       Table 8      Table 16
                 ----------- ------------- ------------- -------------
                    0-80          [*]           [*]           [*]
                 ----------- ------------- ------------- -------------
                   81-85          [*]           [*]           [*]
                 ----------- ------------- ------------- -------------

C.4  CONDITIONAL RECEIPT OR TEMPORARY INSURANCE AGREEMENT
The amount of such coverage provided by the Reinsurer will be limited to its share of the following amounts provided by the Ceding Company's Conditional Receipt or Temporary Insurance Agreement.
                                 --------------
                                 Maximum Amount
                                 --------------
                                       [*]
                                 --------------
C.5  AGE LIMITS

                  Survivor Secondary Guarantee Universal Life
                  -------------------------------------------
                          Age              Class
                          ---              -----
                          N/A             Juvenile
                         18-85        Standard Tobacco
                         18-85        Preferred Tobacco
                         18-80      Standard Non-Tobacco
                         18-80       Select Non-Tobacco
                         18-80      Preferred Non-Tobacco
                         18-75    Preferred Plus Non-Tobacco

                       Secondary Guarantee Universal Life
                       ----------------------------------
                          Age              Class
                          ---              -----
                          0-17            Juvenile
                         18-80        Standard Tobacco
                         18-80        Preferred Tobacco
                         18-80      Standard Non-Tobacco
                         18-80       Select Non-Tobacco
                         18-80      Preferred Non-Tobacco
                         18-75    Preferred Plus Non-Tobacco

                           Accelerated Death Benefit
                           -------------------------
                              Term Insurance Rider
                              --------------------
                           Estate Preservation Rider
                           -------------------------
                              Other Insured Rider
                              -------------------
                               Policy Split Rider
                               ------------------
                               Same as base plan

                             Total Disability Rider
                             ----------------------
                                      0-55

C.6  MINIMUM CESSION
                                      [*]

(019)11220-00-00                      36                               2/16/2011

C.7  MINIMUM INITIAL FACE AMOUNT-SURVIVOR SECONDARY GUARANTEE UL

                   Standard Tobacco and Standard Non-tobacco
                   -----------------------------------------
                                      [*]

                     Preferred Tobacco, Select Non-tobacco,
              Preferred Non-tobacco and Preferred Plus Non-tobacco
              ----------------------------------------------------
                                      [*]

(019)11220-00-00                      37                               2/16/2011

                                                EXHIBIT D - REINSURANCE PREMIUMS
--------------------------------------------------------------------------------
D.1  BASE PLAN PARAMETERS
Plans covered under this Agreement will be reinsured on a YRT basis with the Reinsurer participating only in mortality risks (not cash values, loans, dividends or other features specific to permanent policies). The mortality risk shall be the net amount at risk on that portion of the policy which is reinsured with the Reinsurer.

Reinsurance premiums will be determined according to the amount reinsured with the Reinsurer per insured life as follows. The life reinsurance premium will be calculated in the case of life risks, by multiplying the appropriate life premium rate per thousand (1,000), from the attached Rate Schedule labeled below, for the age of the insured, at the beginning of the policy year, by the Policy Net Amount at Risk reinsured for that policy year, multiplied by the applicable pay percentage as shown below. The same procedure will apply for single premium policies and for paid up policies.

Reinsurance premiums will be the annual premium rates in Rate Schedule 1, multiplied by the following percentages.

------------------------------------------------------------
Secondary Guarantee Universal Life

      Issue Ages (0-70) Male

        Underwriting Class                 Year 1   Years 2+
---------------------------------- ------- -------- --------
        Preferred Plus NT                    [*]       [*]
---------------------------------- ------- -------- --------
           Preferred NT                      [*]       [*]
---------------------------------- ------- -------- --------
             Select NT                       [*]       [*]
---------------------------------- ------- -------- --------
            Standard NT                      [*]       [*]
---------------------------------- ------- -------- --------
           Preferred TB                      [*]       [*]
---------------------------------- ------- -------- --------
            Standard TB                      [*]       [*]
------------------------------------------------------------


------------------------------------------------------------
Secondary Guarantee Universal Life

      Issue Ages (71+) Male

        Underwriting Class                 Year 1   Years 2+
---------------------------------- ------- -------- --------
        Preferred Plus NT                    [*]       [*]
---------------------------------- ------- -------- --------
           Preferred NT                      [*]       [*]
---------------------------------- ------- -------- --------
             Select NT                       [*]       [*]
---------------------------------- ------- -------- --------
            Standard NT                      [*]       [*]
---------------------------------- ------- -------- --------
           Preferred TB                      [*]       [*]
---------------------------------- ------- -------- --------
            Standard TB                      [*]       [*]
------------------------------------------------------------

(019)11220-00-00                      38                               2/16/2011

------------------------------------------------------------
Secondary Guarantee Universal Life

    Issue Ages (0-70) Female

        Underwriting Class                 Year 1   Years 2+
---------------------------------- ------- -------- --------
        Preferred Plus NT                    [*]       [*]
---------------------------------- ------- -------- --------
           Preferred NT                      [*]       [*]
---------------------------------- ------- -------- --------
             Select NT                       [*]       [*]
---------------------------------- ------- -------- --------
            Standard NT                      [*]       [*]
---------------------------------- ------- -------- --------
           Preferred TB                      [*]       [*]
---------------------------------- ------- -------- --------
            Standard TB                      [*]       [*]
---------------------------------- ------- -------- --------

------------------------------------------------------------
Secondary Guarantee Universal Life

     Issue Ages (71+) Female

       Underwriting Class                  Year 1   Years 2+
---------------------------------- ------- -------- --------
       Preferred Plus NT                     [*]       [*]
---------------------------------- ------- -------- --------
          Preferred NT                       [*]       [*]
---------------------------------- ------- -------- --------
           Select NT                         [*]       [*]
---------------------------------- ------- -------- --------
          Standard NT                        [*]       [*]
---------------------------------- ------- -------- --------
          Preferred TB                       [*]       [*]
---------------------------------- ------- -------- --------
          Standard TB                        [*]       [*]
---------------------------------- ------- -------- --------

The Reinsurer will not participate in the Table Shave Program as all table shaved business is within the Ceding Company's retention.

D.2  AGE BASIS
Age Nearest Birthday

D.3  POLICY FEES
The Reinsurer will not participate in any policy fees.

D.4  SUBSTANDARD RATINGS
Premiums will be based on the standard rate increased by an extra [*] per table of assessed rating. Pay percentages are the same as those for standard life coverage.

D.5  FLAT EXTRAS
The total premium remitted to the Reinsurer will include the flat extra premium. The Reinsurer shall pay an expense allowance as a percentage of the flat extra premium as shown below.

------------------------------------------------------
Type of Flat Extra Premium     First Year    Renewal
----------------------------- ------------ -----------
Temporary (1-5 Years)              [*]         [*]
----------------------------- ------------ -----------
Permanent (6 Years & Greater)      [*]         [*]
----------------------------- ------------ -----------

(019)11220-00-00                      39                               2/16/2011

D.6  SURVIVOR SECONDARY GUARANTEE UNIVERSAL LIFE PLAN

1. The premiums for this business shall be calculated using the Frasier method and the annual single life rates included in Rate Schedule 1, multiplied by the following percentages.

     ------------------------------------------------
     Survivor Secondary
     Guarantee Universal Life

     Underwriting Class          Year 1   Years 2+
     ------------------------------------------------
     Preferred Plus NT            [*]       [*]
     Preferred NT                 [*]       [*]
     Select NT                    [*]       [*]
     Standard NT                  [*]       [*]
     Preferred TB                 [*]       [*]
     Standard TB                  [*]       [*]


     The single life rates shall be adjusted for substandard mortality by adding [*] per underwriting table and any flat extra charges to the appropriate single life rate. The substandard single life rates shall not exceed [*] per thousand.

2. The single life rates calculated as described in Section 1 above shall be converted to joint last survivor rates using the methodology described in Section 3 below.

3.   Method for Calculating Joint Last Survivor Premiums
     ---------------------------------------------------

     Definition of Terms:

     (a) Qx,n = single life rate per thousand in duration n for an insured whose policy was issued at issue age x

     (b) Qx,y,n = joint last survivor rate per thousand in duration n for two insureds whose policies were issued at issue ages x and y

     Step 1
     ------

          Calculate qx,n for each insured for durations 1 to n.

          qx,n = Qx,n divided by 1000.

     Step 2
     ------

          Calculate px,n for each insured for durations (n-1) and n.

          px,n = (1-qx,1) x (1-qx,2) xx (1-qx,n).

(019)11220-00-00                      40                               2/16/2011

     Step 3
     ------

          Calculate px,y,n for durations (n-1) and n.

          px,y,n = px,n + py,n - ((px,n) x (py,n))

     Step 4
     ------

          Calculate qx,y,n for duration n. Let px,y,0 = 1.

          qx,y,n = 1 - px,y,n
                       ------
                       px,y,n-1
     Step 5
     ------

          Qx,y,n = 1000 x qx,y,n.

A minimum premium of [*] applies in all years.

When one of the lives is uninsurable, the premium for the insurable life will be equal to the single life rates shown in Rate Schedule 1, multiplied by the single life pay percentages in Exhibit D.1.

D.7  RIDERS AND BENEFITS

Accelerated Death Benefit
There are no premiums payable for this benefit.

Extended Maturity Rider
The Reinsurer will be on the risk for attained ages past 100, and the Ceding Company will pay premiums as long as the Reinsurer is on the risk.

Policy Split Rider

Policy Split Option
-------------------

     There is no premium charged for the Policy Split Rider.

Option Policies
---------------

     At the exercise of the Policy Split, the new policies will be reinsured on the Yearly Renewable Term basis using the point-in-scale single life rates in Rate Schedule 1 and the Survivor Secondary Guarantee UL pay percentages above (without Frasierization), measured from the issue date, age and class of the original Survivor Secondary Guarantee UL policy.

Term Insurance Rider, Other Insured Rider and Estate Preservation Rider
Same premium basis as base coverage. When the riders are renewed, the reinsurance premiums will be point-in-scale rates from the original point of underwriting.

Total Disability Rider
The Reinsurer will receive its share of Total Disability premium for excess amounts over retention as reinsurance premiums for covering this benefit. Reinsurance allowances will be [*] of the Ceding Company's premiums in the first policy year and [*] in renewal years.

(019)11220-00-00                      41                               2/16/2011

                                                     EXHIBIT D - RATE SCHEDULE 1
--------------------------------------------------------------------------------








(019)11220-00-00                      42                               2/16/2011

Male Nonsmoker, 2001 Select and Ultimate VBT, Age Nearest Birthday Basis
Age/Dur   1       2       3       4       5       6       7       8       9      10      11      12      13      14
0      0.90    0.49    0.32    0.20    0.14    0.14    0.15    0.15    0.15    0.16    0.16    0.20    0.26    0.31
1      0.40    0.29    0.19    0.14    0.14    0.14    0.15    0.15    0.15    0.16    0.18    0.22    0.28    0.33
2      0.28    0.19    0.14    0.14    0.14    0.14    0.15    0.15    0.15    0.16    0.19    0.25    0.29    0.40
3      0.17    0.13    0.13    0.14    0.14    0.14    0.15    0.15    0.15    0.18    0.24    0.28    0.39    0.58
4      0.13    0.13    0.13    0.14    0.14    0.14    0.15    0.15    0.18    0.23    0.28    0.39    0.58    0.68
5      0.13    0.13    0.13    0.14    0.14    0.14    0.15    0.17    0.22    0.27    0.39    0.57    0.68    0.76
6      0.13    0.13    0.13    0.14    0.14    0.14    0.17    0.22    0.26    0.38    0.57    0.68    0.76    0.82
7      0.13    0.13    0.13    0.14    0.14    0.17    0.21    0.26    0.37    0.57    0.68    0.76    0.82    0.83
8      0.13    0.13    0.13    0.14    0.16    0.20    0.25    0.37    0.56    0.68    0.76    0.81    0.82    0.82
9      0.13    0.13    0.13    0.16    0.19    0.25    0.36    0.56    0.68    0.76    0.81    0.81    0.81    0.81
10     0.13    0.13    0.15    0.19    0.25    0.35    0.56    0.67    0.76    0.80    0.80    0.80    0.80    0.80
11     0.13    0.15    0.18    0.24    0.34    0.56    0.67    0.76    0.79    0.79    0.79    0.79    0.79    0.80
12     0.14    0.17    0.24    0.33    0.56    0.67    0.76    0.78    0.78    0.78    0.78    0.78    0.79    0.81
13     0.16    0.23    0.32    0.56    0.67    0.76    0.77    0.77    0.77    0.77    0.77    0.79    0.80    0.83
14     0.22    0.31    0.56    0.67    0.76    0.77    0.77    0.77    0.77    0.77    0.77    0.79    0.82    0.83
15     0.30    0.56    0.67    0.76    0.76    0.76    0.76    0.76    0.76    0.76    0.78    0.80    0.83    0.83
16     0.56    0.67    0.75    0.75    0.75    0.75    0.75    0.75    0.75    0.76    0.78    0.81    0.82    0.83
17     0.67    0.74    0.74    0.74    0.74    0.74    0.74    0.74    0.75    0.77    0.78    0.80    0.80    0.80
18     0.73    0.73    0.73    0.73    0.73    0.73    0.73    0.73    0.75    0.75    0.76    0.77    0.77    0.79
19     0.70    0.70    0.70    0.70    0.70    0.70    0.70    0.72    0.72    0.72    0.73    0.73    0.74    0.77
20     0.66    0.66    0.66    0.66    0.66    0.67    0.67    0.68    0.68    0.68    0.69    0.70    0.72    0.76
21     0.60    0.60    0.60    0.60    0.61    0.62    0.63    0.63    0.64    0.65    0.66    0.69    0.72    0.77
22     0.55    0.55    0.55    0.56    0.58    0.58    0.59    0.60    0.60    0.63    0.65    0.68    0.72    0.79
23     0.49    0.49    0.51    0.53    0.55    0.56    0.57    0.58    0.59    0.62    0.65    0.68    0.74    0.81
24     0.43    0.44    0.48    0.51    0.54    0.55    0.56    0.58    0.60    0.63    0.67    0.71    0.77    0.85
25     0.35    0.40    0.46    0.51    0.53    0.55    0.57    0.58    0.62    0.66    0.70    0.75    0.82    0.91
26     0.32    0.39    0.46    0.52    0.54    0.56    0.57    0.61    0.64    0.69    0.74    0.80    0.88    0.99
27     0.30    0.39    0.46    0.53    0.56    0.57    0.61    0.64    0.68    0.74    0.80    0.87    0.96    1.09
28     0.30    0.39    0.47    0.53    0.57    0.60    0.63    0.68    0.73    0.79    0.87    0.96    1.06    1.20
29     0.29    0.39    0.48    0.54    0.60    0.63    0.68    0.73    0.78    0.87    0.96    1.06    1.17    1.30
30     0.28    0.39    0.47    0.55    0.62    0.68    0.73    0.78    0.86    0.95    1.04    1.14    1.26    1.42
31     0.27    0.38    0.47    0.55    0.63    0.71    0.78    0.84    0.91    0.99    1.09    1.22    1.38    1.57
32     0.26    0.36    0.47    0.55    0.64    0.72    0.80    0.87    0.94    1.02    1.14    1.31    1.53    1.76
33     0.27    0.38    0.48    0.58    0.67    0.76    0.85    0.91    0.98    1.07    1.21    1.42    1.68    1.92
34     0.29    0.39    0.51    0.60    0.71    0.80    0.90    0.97    1.05    1.16    1.34    1.57    1.83    2.09
35     0.31    0.41    0.52    0.63    0.73    0.84    0.94    1.04    1.15    1.30    1.49    1.72    1.98    2.24
36     0.32    0.43    0.54    0.65    0.77    0.87    0.99    1.14    1.29    1.47    1.66    1.89    2.15    2.43
37     0.34    0.44    0.56    0.67    0.78    0.91    1.07    1.26    1.45    1.63    1.82    2.03    2.31    2.63
38     0.37    0.49    0.61    0.71    0.83    0.98    1.18    1.40    1.61    1.79    1.97    2.20    2.49    2.82
39     0.40    0.54    0.66    0.77    0.90    1.08    1.32    1.54    1.76    1.94    2.13    2.38    2.70    3.06
40     0.43    0.58    0.71    0.83    0.99    1.21    1.46    1.70    1.89    2.09    2.32    2.62    2.96    3.34
41     0.45    0.63    0.79    0.94    1.12    1.36    1.62    1.84    2.06    2.29    2.57    2.91    3.28    3.69
42     0.48    0.70    0.89    1.06    1.26    1.50    1.76    2.00    2.25    2.53    2.86    3.23    3.64    4.13
43     0.51    0.73    0.95    1.14    1.35    1.59    1.87    2.14    2.44    2.76    3.13    3.56    4.08    4.62
44     0.54    0.78    1.00    1.20    1.41    1.68    1.99    2.33    2.65    3.01    3.41    3.98    4.56    5.10
45     0.60    0.84    1.05    1.26    1.51    1.80    2.16    2.53    2.92    3.29    3.79    4.46    5.03    5.52
46     0.65    0.88    1.09    1.32    1.61    1.97    2.37    2.80    3.22    3.67    4.26    4.93    5.48    5.97
47     0.71    0.92    1.14    1.41    1.75    2.14    2.60    3.08    3.55    4.12    4.72    5.37    5.92    6.59
48     0.77    0.99    1.24    1.54    1.89    2.31    2.81    3.35    3.89    4.56    5.14    5.80    6.46    7.35
49     0.81    1.08    1.37    1.69    2.06    2.50    3.03    3.65    4.22    4.88    5.55    6.33    7.21    8.27
50     0.89    1.19    1.51    1.86    2.23    2.69    3.28    3.93    4.52    5.20    6.03    7.06    8.19    9.43

[Male Nonsmoker, 2001 Select and Ultimate VBT, Age Nearest Birthday Basis(ages 0 - 50) chart continued on this page]
    15      16      17      18      19      20      21       22       23       24       25  Ultimate
  0.39    0.53    0.66    0.77    0.83    0.85    0.85     0.85     0.85     0.85     0.85  0.86      25
  0.50    0.63    0.73    0.81    0.84    0.85    0.85     0.85     0.85     0.85     0.86  0.89      26
  0.60    0.70    0.78    0.83    0.84    0.85    0.85     0.85     0.85     0.86     0.88  0.93      27
  0.68    0.76    0.82    0.84    0.85    0.85    0.85     0.85     0.86     0.87     0.90  0.91      28
  0.76    0.82    0.84    0.85    0.85    0.85    0.85     0.86     0.87     0.88     0.88  0.88      29
  0.82    0.84    0.85    0.85    0.85    0.85    0.86     0.86     0.86     0.86     0.86  0.86      30
  0.84    0.84    0.84    0.84    0.84    0.84    0.84     0.84     0.84     0.84     0.84  0.84      31
  0.83    0.83    0.83    0.83    0.83    0.83    0.83     0.83     0.83     0.83     0.83  0.83      32
  0.82    0.82    0.83    0.83    0.83    0.83    0.83     0.83     0.83     0.83     0.83  0.84      33
  0.81    0.81    0.83    0.83    0.83    0.83    0.83     0.83     0.83     0.83     0.84  0.85      34
  0.81    0.82    0.83    0.83    0.83    0.83    0.83     0.83     0.83     0.84     0.85  0.87      35
  0.81    0.83    0.83    0.83    0.83    0.83    0.83     0.83     0.84     0.85     0.87  0.91      36
  0.83    0.83    0.83    0.83    0.83    0.83    0.83     0.84     0.85     0.87     0.91  0.95      37
  0.83    0.83    0.83    0.83    0.83    0.83    0.84     0.85     0.87     0.91     0.95  1.02      38
  0.83    0.83    0.83    0.83    0.83    0.84    0.85     0.87     0.91     0.95     1.02  1.09      39
  0.83    0.83    0.83    0.83    0.84    0.85    0.87     0.91     0.95     1.02     1.09  1.16      40
  0.83    0.83    0.83    0.84    0.85    0.87    0.91     0.95     1.02     1.09     1.16  1.26      41
  0.80    0.80    0.84    0.85    0.87    0.91    0.95     1.02     1.09     1.16     1.26  1.39      42
  0.80    0.80    0.85    0.86    0.91    0.95    1.02     1.09     1.16     1.26     1.39  1.53      43
  0.80    0.82    0.86    0.91    0.95    1.02    1.08     1.16     1.26     1.39     1.53  1.71      44
  0.82    0.86    0.90    0.95    1.02    1.08    1.16     1.26     1.39     1.53     1.71  1.91      45
  0.84    0.90    0.95    1.02    1.08    1.16    1.26     1.39     1.53     1.71     1.91  2.10      46
  0.87    0.95    1.02    1.08    1.16    1.26    1.39     1.53     1.71     1.91     2.10  2.31      47
  0.91    1.01    1.08    1.16    1.26    1.39    1.53     1.71     1.91     2.10     2.31  2.42      48
  0.97    1.07    1.16    1.26    1.39    1.53    1.71     1.91     2.10     2.29     2.42  2.55      49
  1.03    1.15    1.26    1.39    1.53    1.71    1.91     2.10     2.27     2.42     2.55  2.74      50
  1.11    1.26    1.39    1.53    1.71    1.91    2.10     2.27     2.41     2.55     2.74  2.97      51
  1.21    1.38    1.53    1.71    1.90    2.10    2.26     2.40     2.55     2.74     2.97  3.29      52
  1.34    1.53    1.70    1.89    2.10    2.25    2.40     2.55     2.74     2.97     3.29  3.65      53
  1.48    1.69    1.88    2.09    2.25    2.39    2.55     2.74     2.97     3.29     3.65  4.11      54
  1.61    1.84    2.04    2.22    2.39    2.55    2.74     2.97     3.27     3.65     4.08  4.68      55
  1.80    2.01    2.20    2.37    2.54    2.73    2.95     3.25     3.64     4.08     4.57  5.26      56
  1.99    2.18    2.37    2.54    2.73    2.95    3.24     3.64     4.06     4.53     5.10  5.89      57
  2.14    2.34    2.53    2.73    2.95    3.23    3.63     4.04     4.50     5.04     5.62  6.41      58
  2.31    2.50    2.72    2.95    3.23    3.59    4.00     4.46     4.99     5.56     6.14  7.02      59
  2.48    2.70    2.95    3.23    3.58    3.96    4.41     4.93     5.49     6.07     6.68  7.76      60
  2.69    2.95    3.23    3.56    3.94    4.35    4.88     5.43     6.01     6.65     7.31  8.67      61
  2.93    3.23    3.55    3.91    4.33    4.81    5.36     5.94     6.58     7.29     8.15  9.80      62
  3.17    3.52    3.90    4.31    4.78    5.29    5.87     6.52     7.26     8.12     9.25  11.07     63
  3.44    3.85    4.27    4.76    5.27    5.81    6.45     7.22     8.09     9.21    10.49  12.40     64
  3.76    4.21    4.71    5.24    5.79    6.39    7.16     8.04     9.15    10.37    11.71  13.80     65
  4.17    4.68    5.20    5.76    6.38    7.09    7.99     9.08    10.27    11.65    12.87  15.21     66
  4.68    5.16    5.70    6.34    7.08    7.92    8.99    10.17    11.50    12.80    13.88  16.63     67
  5.15    5.61    6.28    7.03    7.90    8.89   10.06    11.30    12.59    13.80    15.22  18.16     68
  5.59    6.19    6.96    7.85    8.85    9.93   11.15    12.42    13.69    15.01    16.63  19.73     69
  6.07    6.85    7.77    8.78    9.86   10.99   12.23    13.50    14.77    16.51    18.48  21.65     70
  6.76    7.69    8.73    9.84   10.97   12.11   13.34    14.58    16.25    18.37    20.77  23.80     71
  7.57    8.66    9.81   10.97   12.11   13.23   14.39    16.00    18.09    20.66    23.47  26.68     72
  8.52    9.76   10.95   12.11   13.23   14.26   15.77    17.81    20.35    23.34    26.34  29.70     73
  9.57   10.93   12.11   13.23   14.24   15.55   17.56    20.06    22.99    26.21    29.30  32.86     74
 10.73   12.11   13.21   14.21   15.49   17.33   19.78    22.67    25.81    29.14    32.37  36.32     75

Male Nonsmoker, 2001 Select and Ultimate VBT, Age Nearest Birthday Basis
Age/Dur   1       2       3       4       5       6       7       8       9      10      11      12      13      14
51     0.98    1.34    1.70    2.06    2.44    2.92    3.51    4.16    4.84    5.63    6.68    8.02    9.34   10.63
52     1.07    1.49    1.90    2.29    2.68    3.14    3.74    4.45    5.25    6.26    7.56    9.12   10.52   11.42
53     1.11    1.61    2.07    2.52    2.94    3.43    4.09    4.93    5.86    7.10    8.62   10.29   11.31   12.45
54     1.15    1.73    2.27    2.74    3.18    3.75    4.54    5.55    6.64    8.09    9.70   11.04   12.32   13.67
55     1.19    1.86    2.46    2.94    3.44    4.14    5.11    6.28    7.50    9.04   10.34   11.95   13.52   15.09
56     1.24    1.99    2.63    3.18    3.77    4.63    5.77    7.08    8.37    9.62   11.17   13.01   14.90   16.75
57     1.29    2.09    2.81    3.47    4.20    5.21    6.49    7.88    9.20   10.72   12.52   14.53   16.53   18.80
58     1.39    2.23    3.02    3.81    4.73    5.88    7.23    8.63    9.93   11.64   13.68   16.12   18.55   21.18
59     1.52    2.39    3.28    4.22    5.31    6.58    7.98    9.34   10.60   12.52   14.85   17.75   20.90   23.74
60     1.70    2.59    3.57    4.67    5.91    7.28    8.70   10.04   11.29   13.46   16.18   19.44   23.16   26.36
61     1.91    2.83    3.89    5.11    6.51    7.98    9.41   10.72   11.98   14.49   17.53   21.01   24.85   29.11
62     2.15    3.10    4.25    5.60    7.13    8.70   10.17   11.52   12.86   15.66   18.90   22.50   26.53   31.12
63     2.30    3.42    4.74    6.23    7.86    9.52   11.09   12.56   14.07   17.07   20.47   24.27   28.62   33.70
64     2.41    3.76    5.27    6.91    8.68   10.45   12.17   13.84   15.55   18.72   22.33   26.48   31.32   37.04
65     2.47    4.09    5.83    7.68    9.59   11.51   13.38   15.24   17.17   20.57   24.52   29.15   34.62   41.18
66     2.51    4.61    6.53    8.52   10.69   12.74   14.71   16.73   18.93   22.65   27.07   32.29   38.56   46.04
67     2.68    5.20    7.30    9.45   11.94   14.09   16.19   18.35   20.81   24.97   29.95   35.94   43.08   51.30
68     3.11    5.85    8.17   10.49   13.07   15.65   18.19   20.72   23.29   28.04   33.79   40.65   48.56   57.92
69     3.52    6.59    9.15   11.64   13.69   17.46   20.03   22.50   25.41   30.83   37.32   44.82   53.70   63.56
70     3.96    7.42   10.23   12.92   14.29   19.35   21.73   24.36   29.77   36.13   43.48   52.18   61.86   72.82
71     5.12    8.37   11.45   13.60   16.68   20.98   23.34   29.46   33.26   40.29   48.58   57.85   68.36   80.47
72     6.61    9.43   12.82   15.90   19.04   22.34   25.90   29.84   34.37   42.01   50.51   60.20   71.41   84.47
73     7.76   11.57   14.98   18.03   20.88   23.79   27.05   32.84   36.34   44.28   53.29   63.73   75.93   90.04
74     9.19   12.82   16.47   19.94   23.05   25.96   31.36   35.20   39.28   48.05   57.91   69.45   82.84   98.18
75    10.86   13.68   17.86   22.29   25.20   29.93   34.07   38.44   47.98   57.38   68.97   82.28   97.55  114.77
76    11.16   15.26   19.75   24.44   28.52   32.92   37.53   46.25   56.86   68.49   81.73   96.92  114.06  133.15
77    11.50   16.52   21.73   27.19   31.83   36.65   44.61   55.42   62.68   78.49   93.31  110.06  128.75  149.34
78    12.21   17.77   23.85   30.78   35.81   43.03   54.04   61.90   78.17   93.21  109.94  128.60  149.17  165.54
79    13.14   19.33   26.64   34.99   41.54   52.70   61.15   76.89   83.87   99.88  117.52  137.03  157.11  178.13
80    14.13   21.51   30.14   40.09   51.42   60.40   75.65   82.96   95.96  113.48  132.60  152.32  173.85  210.27
81    15.38   24.31   34.66   46.46   59.74   74.47   82.09   95.04  108.69  127.63  146.94  172.66  210.09  225.56
82    17.06   28.00   40.37   54.20   69.48   81.26   94.17  107.84  114.86  146.71  172.53  209.93  225.39  241.65
83    19.65   32.82   47.35   63.24   80.51   93.33  107.03  114.13  146.18  172.41  209.78  225.23  241.49  256.08
84    23.55   38.90   55.52   73.42   92.51  106.26  113.42  145.53  171.99  209.65  225.09  241.34  255.93  271.36
85    28.89   46.29   64.88   84.51  105.50  112.74  144.92  171.60  209.19  224.97  241.21  255.80  271.22  287.54
86    35.59   54.95   75.38   97.01  112.09  144.33  171.06  208.76  224.52  241.09  255.67  271.10  287.42  304.68
87    43.42   65.29   88.02  111.44  143.79  170.55  208.38  224.11  240.66  255.57  270.99  287.30  304.57  322.81
88    52.86   78.07  103.36  143.23  170.08  208.02  223.74  240.27  255.17  270.89  287.21  304.47  322.72  342.00
89    65.22   94.02  137.72  169.60  207.71  223.40  239.92  254.80  270.53  287.12  304.38  322.63  341.93  362.33
90    81.90  131.34  165.80  207.39  223.09  239.59  254.47  270.19  286.79  304.31  322.56  341.87  362.29  383.85
91   123.13  161.42  207.08  222.79  239.30  254.17  269.89  286.49  304.02  322.50  341.81  362.24  383.82  406.63
92   155.82  206.76  222.48  239.02  253.90  269.62  286.22  303.77  322.26  341.76  362.20  383.80  406.63  430.21
93   206.45  222.18  238.73  253.64  269.37  285.98  303.53  322.05  341.57  362.17  383.78  406.63  430.21  455.16
94   221.88  238.44  253.37  269.12  285.76  303.32  321.85  341.41  362.03  383.76  406.63  430.21  455.16  481.56
95   238.15  253.10  268.88  285.54  303.12  321.67  341.25  361.92  383.70  406.63  430.21  455.16  481.56  509.49
96   252.83  268.63  285.32  302.93  321.51  341.11  361.81  383.64  406.63  430.21  455.16  481.56  509.49  539.05
97   268.38  285.10  302.74  321.35  340.98  361.71  383.58  406.63  430.21  455.16  481.56  509.49  539.05  570.31
98   284.88  302.55  321.19  340.86  361.62  383.53  406.63  430.21  455.16  481.56  509.49  539.05  570.31  603.39
99   302.36  321.03  340.73  361.54  383.48  406.63  430.21  455.16  481.56  509.49  539.05  570.31  603.39  638.38

[Male Nonsmoker, 2001 Select and Ultimate VBT, Age Nearest Birthday Basis (ages 51 - 99) chart continued on this page]
    15      16      17      18      19      20      21       22       23       24       25  Ultimate
 11.79   13.19   14.17   15.41   17.25   19.52   22.36    25.46    28.72    32.22    35.74  40.08     76
 12.79   14.13   15.33   17.15   19.40   22.08   25.13    28.35    31.78    35.59    39.52  44.47     77
 13.81   15.25   17.05   19.28   21.68   24.83   27.99    31.37    35.12    39.38    43.88  49.61     78
 15.17   16.95   19.16   21.60   24.37   27.68   31.01    34.69    38.88    43.74    48.96  55.56     79
 16.85   19.04   21.52   24.15   27.15   30.67   34.30    38.42    43.20    48.84    54.86  62.05     80
 18.92   21.50   24.13   26.85   30.02   33.88   37.95    42.67    48.23    54.71    61.28  69.45     81
 21.47   24.10   26.82   29.67   33.16   37.50   42.15    47.64    54.05    61.13    68.60  77.12     82
 24.06   26.78   29.64   32.76   36.68   41.66   47.07    53.40    60.40    68.45    76.20  85.36     83
 26.72   29.58   32.71   36.24   40.74   46.54   52.77    59.68    67.64    76.05    84.35  94.49     84
 29.51   32.64   36.17   40.24   45.50   52.18   58.99    66.84    75.13    84.16    93.33  104.68    85
 32.55   36.08   40.16   44.92   50.99   58.34   66.08    74.26    83.18    93.15   103.43  115.99    86
 35.98   40.05   44.81   50.34   57.00   65.38   73.44    82.24    92.08   103.26   114.64  128.32    87
 39.68   44.68   50.21   56.25   63.86   72.68   81.36    91.09   102.12   114.49   126.86  141.51    88
 43.89   50.05   56.09   63.00   70.98   80.54   90.14   101.04   113.25   126.73   139.93  155.38    89
 49.01   55.90   62.81   70.02   78.63   89.25  100.02   112.09   125.40   139.84   153.70  169.81    90
 54.64   62.65   69.82   77.55   87.07   98.96  110.89   124.07   138.34   153.59   167.99  183.19    91
 61.01   69.66   77.36   85.90   96.59  109.74  122.77   136.88   151.96   167.89   181.24  197.07    92
 68.29   77.20   85.71   95.31  107.13  121.50  135.46   150.38   166.14   181.16   195.01  211.63    93
 74.74   85.57   95.12  105.75  118.64  134.08  148.85   164.43   179.30   194.94   211.55  226.96    94
 85.45   94.99  105.57  117.15  130.97  147.35  162.76   177.45   192.91   211.50   226.83  242.98    95
 94.57  105.45  116.98  129.35  143.97  161.14  175.68   190.97   211.47   226.76   242.88  257.32    96
 99.56  116.78  129.20  142.22  157.49  173.96  189.09   211.44   226.72   242.86   257.32  272.49    97
106.19  124.37  142.10  155.63  170.07  187.28  211.41   226.69   242.80   257.32   272.49  288.55    98
115.49  134.77  155.54  168.11  183.15  211.38  226.66   242.76   257.32   272.49   288.55  305.55    99
133.96  155.54  168.06  181.09  211.35  226.63  242.72   257.32   272.49   288.55   305.55  323.54   100
154.18  167.80  180.79  211.32  226.60  242.68  257.32   272.49   288.55   305.55   323.54  342.58   101
165.74  180.53  211.00  226.57  242.64  257.32  272.49   288.55   305.55   323.54   342.58  362.74   102
180.29  210.72  226.26  242.60  257.28  272.49  288.55   305.55   323.54   342.58   362.74  384.06   103
210.48  225.99  242.31  256.96  272.45  288.55  305.55   323.54   342.58   362.74   384.06  406.63   104
225.76  242.05  256.69  272.16  288.51  305.55  323.54   342.58   362.74   384.06   406.63  430.21   105
241.84  256.46  271.91  288.25  305.52  323.54  342.58   362.74   384.06   406.63   430.21  455.16   106
256.26  271.70  288.03  305.29  323.51  342.58  362.74   384.06   406.63   430.21   455.16  481.56   107
271.52  287.84  305.10  323.32  342.55  362.74  384.06   406.63   430.21   455.16   481.56  509.49   108
287.68  304.94  323.16  342.41  362.71  384.06  406.63   430.21   455.16   481.56   509.49  539.05   109
304.80  323.03  342.28  362.61  384.05  406.63  430.21   455.16   481.56   509.49   539.05  570.31   110
322.91  342.18  362.53  384.00  406.63  430.21  455.16   481.56   509.49   539.05   570.31  603.39   111
342.08  362.45  383.95  406.63  430.21  455.16  481.56   509.49   539.05   570.31   603.39  638.38   112
362.39  383.91  406.63  430.21  455.16  481.56  509.49   539.05   570.31   603.39   638.38  675.41   113
383.88  406.63  430.21  455.16  481.56  509.49  539.05   570.31   603.39   638.38   675.41  714.58   114
406.63  430.21  455.16  481.56  509.49  539.05  570.31   603.39   638.38   675.41   714.58  756.03   115
430.21  455.16  481.56  509.49  539.05  570.31  603.39   638.38   675.41   714.58   756.03  799.88   116
455.16  481.56  509.49  539.05  570.31  603.39  638.38   675.41   714.58   756.03   799.88  846.27   117
481.56  509.49  539.05  570.31  603.39  638.38  675.41   714.58   756.03   799.88   846.27  895.36   118
509.49  539.05  570.31  603.39  638.38  675.41  714.58   756.03   799.88   846.27   895.36  947.29   119
539.05  570.31  603.39  638.38  675.41  714.58  756.03   799.88   846.27   895.36   947.29  1000.00  120
570.31  603.39  638.38  675.41  714.58  756.03  799.88   846.27   895.36   947.29  1000.00
603.39  638.38  675.41  714.58  756.03  799.88  846.27   895.36   947.29  1000.00
638.38  675.41  714.58  756.03  799.88  846.27  895.36   947.29  1000.00
675.41  714.58  756.03  799.88  846.27  895.36  947.29  1000.00

Male Smoker, 2001 Select and Ultimate VBT, Age Nearest Birthday Basis

Age/Dur   1       2       3       4       5       6       7       8       9      10      11      12      13      14
0      0.90    0.49    0.32    0.20    0.14    0.14    0.15    0.15    0.15    0.16    0.16    0.20    0.26    0.31
1      0.40    0.29    0.19    0.14    0.14    0.14    0.15    0.15    0.15    0.16    0.18    0.22    0.28    0.33
2      0.28    0.19    0.14    0.14    0.14    0.14    0.15    0.15    0.15    0.16    0.19    0.25    0.29    0.40
3      0.17    0.13    0.13    0.14    0.14    0.14    0.15    0.15    0.15    0.18    0.24    0.28    0.39    0.62
4      0.13    0.13    0.13    0.14    0.14    0.14    0.15    0.15    0.18    0.23    0.28    0.39    0.62    0.78
5      0.13    0.13    0.13    0.14    0.14    0.14    0.15    0.17    0.22    0.27    0.39    0.61    0.78    0.93
6      0.13    0.13    0.13    0.14    0.14    0.14    0.17    0.22    0.26    0.38    0.61    0.78    0.93    1.06
7      0.13    0.13    0.13    0.14    0.14    0.17    0.21    0.26    0.37    0.61    0.78    0.93    1.06    1.14
8      0.13    0.13    0.13    0.14    0.16    0.20    0.25    0.37    0.60    0.78    0.93    1.05    1.13    1.19
9      0.13    0.13    0.13    0.16    0.19    0.25    0.36    0.60    0.78    0.93    1.05    1.13    1.19    1.24
10     0.13    0.13    0.15    0.19    0.25    0.35    0.60    0.77    0.93    1.05    1.13    1.18    1.22    1.27
11     0.13    0.15    0.18    0.24    0.34    0.60    0.77    0.93    1.03    1.11    1.16    1.21    1.26    1.33
12     0.14    0.17    0.24    0.33    0.60    0.77    0.93    1.03    1.10    1.15    1.20    1.24    1.32    1.41
13     0.16    0.23    0.32    0.60    0.77    0.93    1.02    1.09    1.14    1.18    1.23    1.30    1.38    1.46
14     0.22    0.31    0.60    0.77    0.93    1.02    1.08    1.12    1.17    1.21    1.27    1.36    1.44    1.51
15     0.30    0.60    0.77    0.93    1.01    1.05    1.11    1.15    1.20    1.26    1.35    1.41    1.50    1.53
16     0.60    0.77    0.93    1.01    1.05    1.09    1.14    1.18    1.24    1.31    1.38    1.45    1.50    1.55
17     0.77    0.93    1.01    1.04    1.08    1.14    1.18    1.22    1.30    1.35    1.40    1.45    1.48    1.52
18     0.93    0.99    1.03    1.07    1.11    1.15    1.21    1.27    1.32    1.35    1.38    1.42    1.45    1.50
19     0.95    0.99    1.03    1.07    1.11    1.16    1.22    1.27    1.30    1.32    1.35    1.37    1.42    1.49
20     0.93    0.97    1.01    1.05    1.09    1.16    1.19    1.22    1.25    1.27    1.30    1.33    1.40    1.50
21     0.89    0.93    0.96    1.00    1.06    1.09    1.14    1.15    1.19    1.22    1.27    1.33    1.42    1.54
22     0.84    0.88    0.91    0.97    1.01    1.04    1.07    1.10    1.13    1.20    1.26    1.33    1.43    1.58
23     0.79    0.82    0.88    0.94    0.98    1.03    1.05    1.08    1.13    1.20    1.28    1.37    1.50    1.65
24     0.71    0.77    0.84    0.92    0.98    1.02    1.05    1.10    1.16    1.25    1.33    1.43    1.56    1.75
25     0.61    0.70    0.82    0.93    0.99    1.04    1.08    1.13    1.21    1.31    1.41    1.52    1.68    1.88
26     0.56    0.69    0.83    0.96    1.02    1.06    1.11    1.19    1.27    1.39    1.51    1.64    1.81    2.06
27     0.53    0.70    0.86    0.98    1.06    1.11    1.19    1.27    1.37    1.51    1.64    1.80    1.98    2.27
28     0.54    0.73    0.89    1.01    1.11    1.17    1.25    1.35    1.47    1.63    1.80    1.98    2.21    2.51
29     0.53    0.74    0.91    1.04    1.17    1.25    1.35    1.47    1.59    1.80    1.98    2.21    2.44    2.75
30     0.54    0.75    0.91    1.07    1.22    1.35    1.47    1.59    1.76    1.98    2.17    2.40    2.66    3.00
31     0.51    0.74    0.92    1.10    1.27    1.44    1.59    1.73    1.89    2.08    2.29    2.58    2.93    3.35
32     0.50    0.71    0.93    1.11    1.30    1.47    1.66    1.82    1.97    2.15    2.42    2.79    3.27    3.78
33     0.54    0.76    0.97    1.18    1.38    1.57    1.76    1.92    2.08    2.28    2.60    3.05    3.62    4.15
34     0.58    0.80    1.04    1.24    1.47    1.68    1.89    2.07    2.25    2.50    2.88    3.39    3.96    4.53
35     0.63    0.85    1.09    1.31    1.54    1.79    2.00    2.23    2.49    2.82    3.24    3.75    4.32    4.90
36     0.67    0.89    1.13    1.37    1.62    1.85    2.12    2.45    2.80    3.21    3.63    4.13    4.70    5.32
37     0.71    0.91    1.17    1.42    1.67    1.95    2.30    2.73    3.16    3.57    3.99    4.47    5.09    5.77
38     0.76    1.02    1.29    1.52    1.77    2.11    2.56    3.06    3.53    3.95    4.36    4.86    5.49    6.24
39     0.84    1.14    1.40    1.63    1.92    2.33    2.87    3.38    3.88    4.30    4.72    5.28    5.99    6.78
40     0.90    1.23    1.52    1.79    2.14    2.64    3.19    3.74    4.20    4.67    5.19    5.85    6.60    7.45
41     0.96    1.33    1.70    2.02    2.43    2.98    3.57    4.09    4.59    5.14    5.78    6.52    7.35    8.25
42     1.02    1.49    1.91    2.30    2.75    3.30    3.89    4.46    5.04    5.72    6.45    7.27    8.20    9.26
43     1.08    1.57    2.05    2.48    2.95    3.51    4.16    4.81    5.50    6.28    7.09    8.07    9.21   10.41
44     1.16    1.69    2.17    2.62    3.12    3.73    4.45    5.24    6.02    6.88    7.78    9.05   10.35   11.41
45     1.29    1.81    2.30    2.77    3.34    4.02    4.87    5.74    6.66    7.57    8.69   10.20   11.41   12.25
46     1.42    1.92    2.40    2.91    3.58    4.39    5.30    6.30    7.29    8.35    9.66   11.12   12.25   13.06
47     1.56    2.03    2.51    3.12    3.90    4.78    5.80    6.90    7.97    9.28   10.57   11.94   13.06   14.06
48     1.71    2.20    2.76    3.42    4.21    5.14    6.25    7.45    8.66   10.14   11.34   12.73   14.06   15.47
49     1.83    2.43    3.06    3.78    4.59    5.55    6.72    8.06    9.30   10.73   12.10   13.69   15.45   17.33

[Male Smoker, 2001 Select and Ultimate VBT, Age Nearest Birthday Basis (ages 0 - 50) chart continued on this page]
    15      16      17      18      19      20      21       22       23       24       25  Ultimate
  0.39    0.53    0.70    0.88    1.01    1.11    1.17     1.22     1.28     1.34     1.41  1.49      25
  0.50    0.67    0.84    0.99    1.08    1.15    1.22     1.28     1.34     1.41     1.49  1.57      26
  0.64    0.80    0.95    1.07    1.15    1.22    1.28     1.34     1.41     1.49     1.56  1.66      27
  0.78    0.93    1.06    1.15    1.22    1.28    1.34     1.41     1.49     1.54     1.61  1.66      28
  0.93    1.06    1.14    1.22    1.28    1.34    1.41     1.49     1.54     1.59     1.61  1.64      29
  1.06    1.14    1.22    1.28    1.34    1.41    1.49     1.54     1.56     1.58     1.60  1.62      30
  1.14    1.22    1.27    1.33    1.41    1.49    1.51     1.53     1.55     1.57     1.59  1.61      31
  1.20    1.27    1.31    1.39    1.47    1.49    1.51     1.53     1.55     1.57     1.59  1.61      32
  1.25    1.30    1.38    1.46    1.49    1.51    1.53     1.55     1.57     1.59     1.61  1.65      33
  1.29    1.35    1.44    1.49    1.51    1.53    1.55     1.57     1.59     1.61     1.65  1.71      34
  1.35    1.42    1.49    1.51    1.53    1.55    1.57     1.59     1.61     1.65     1.71  1.75      35
  1.41    1.48    1.51    1.53    1.55    1.57    1.59     1.61     1.65     1.71     1.75  1.85      36
  1.48    1.51    1.53    1.55    1.57    1.59    1.61     1.65     1.71     1.75     1.85  1.95      37
  1.51    1.53    1.55    1.57    1.59    1.61    1.65     1.71     1.75     1.85     1.95  2.10      38
  1.53    1.55    1.57    1.59    1.61    1.65    1.71     1.75     1.85     1.95     2.10  2.25      39
  1.55    1.57    1.59    1.61    1.65    1.71    1.75     1.85     1.95     2.10     2.25  2.43      40
  1.57    1.59    1.61    1.65    1.70    1.75    1.85     1.95     2.10     2.25     2.43  2.66      41
  1.54    1.56    1.65    1.70    1.75    1.84    1.94     2.10     2.25     2.43     2.66  2.94      42
  1.56    1.57    1.70    1.74    1.84    1.94    2.10     2.25     2.43     2.66     2.94  3.27      43
  1.57    1.64    1.74    1.84    1.94    2.09    2.25     2.42     2.66     2.94     3.27  3.67      44
  1.64    1.74    1.84    1.94    2.09    2.25    2.42     2.65     2.94     3.27     3.67  4.09      45
  1.69    1.84    1.94    2.09    2.25    2.42    2.65     2.94     3.27     3.67     4.09  4.48      46
  1.77    1.94    2.09    2.25    2.42    2.65    2.94     3.27     3.67     4.09     4.48  4.91      47
  1.87    2.08    2.25    2.42    2.65    2.94    3.27     3.67     4.06     4.48     4.91  5.13      48
  2.01    2.22    2.42    2.65    2.94    3.27    3.66     4.06     4.48     4.87     5.13  5.39      49
  2.13    2.41    2.65    2.94    3.27    3.65    4.06     4.48     4.84     5.13     5.39  5.77      50
  2.32    2.64    2.94    3.27    3.64    4.06    4.48     4.84     5.13     5.39     5.77  6.24      51
  2.53    2.91    3.27    3.63    4.06    4.48    4.83     5.13     5.39     5.77     6.24  6.88      52
  2.82    3.23    3.62    4.06    4.48    4.82    5.13     5.39     5.77     6.24     6.88  7.62      53
  3.13    3.60    4.06    4.48    4.81    5.13    5.39     5.77     6.24     6.88     7.62  8.55      54
  3.44    3.93    4.39    4.80    5.13    5.39    5.77     6.24     6.88     7.62     8.48  9.60      55
  3.84    4.32    4.74    5.13    5.39    5.77    6.24     6.88     7.62     8.48     9.38  10.67     56
  4.27    4.71    5.12    5.39    5.77    6.24    6.88     7.62     8.48     9.38    10.44  11.80     57
  4.63    5.07    5.39    5.77    6.24    6.88    7.62     8.48     9.37    10.44    11.41  12.67     58
  5.01    5.39    5.77    6.24    6.88    7.62    8.48     9.37    10.44    11.41    12.25  13.68     59
  5.39    5.77    6.24    6.88    7.62    8.48    9.37    10.44    11.41    12.25    13.06  14.92     60
  5.77    6.24    6.88    7.62    8.48    9.37   10.44    11.41    12.25    13.06    14.06  16.46     61
  6.24    6.88    7.62    8.48    9.37   10.44   11.41    12.25    13.06    14.06    15.47  18.34     62
  6.88    7.62    8.48    9.37   10.44   11.41   12.25    13.06    14.06    15.47    17.33  20.43     63
  7.62    8.48    9.37   10.44   11.41   12.25   13.06    14.06    15.47    17.33    19.48  22.56     64
  8.35    9.36   10.44   11.41   12.25   13.06   14.06    15.47    17.33    19.48    21.62  24.65     65
  9.32   10.44   11.41   12.25   13.06   14.06   15.47    17.33    19.48    21.62    23.01  26.65     66
 10.44   11.41   12.25   13.06   14.06   15.47   17.33    19.48    21.62    23.01    24.34  28.57     67
 11.41   12.25   13.06   14.06   15.47   17.33   19.48    21.62    23.01    24.34    26.19  30.59     68
 12.25   13.06   14.06   15.47   17.33   19.48   21.62    23.01    24.34    26.19    28.31  32.57     69
 13.06   14.06   15.47   17.33   19.48   21.62   23.01    24.34    26.19    28.31    30.83  34.99     70
 14.06   15.47   17.33   19.48   21.62   23.01   24.34    26.19    28.31    30.83    33.98  37.64     71
 15.47   17.33   19.48   21.62   23.01   24.34   26.19    28.31    30.83    33.98    37.58  41.30     72
 17.33   19.48   21.62   23.01   24.34   26.19   28.31    30.83    33.98    37.58    41.30  44.96     73
 19.48   21.62   23.01   24.34   26.19   28.31   30.83    33.98    37.58    41.30    44.96  48.63     74

Male Smoker, 2001 Select and Ultimate VBT, Age Nearest Birthday Basis
Age/Dur   1       2       3       4       5       6       7       8       9      10      11      12      13      14
50     2.02    2.70    3.41    4.16    4.98    5.97    7.25    8.62    9.88   11.32   12.98   15.05   17.27   19.48
51     2.25    3.05    3.84    4.65    5.46    6.48    7.71    9.09   10.49   12.10   14.19   16.85   19.38   21.62
52     2.50    3.43    4.34    5.17    6.00    6.96    8.20    9.66   11.28   13.30   15.85   18.88   21.48   22.99
53     2.62    3.74    4.76    5.70    6.57    7.58    8.93   10.63   12.47   14.92   17.83   20.97   22.69   24.34
54     2.72    4.05    5.24    6.24    7.13    8.27    9.88   11.89   14.00   16.79   19.79   22.16   24.31   26.19
55     2.85    4.40    5.71    6.72    7.73    9.12   11.06   13.36   15.67   18.53   20.82   23.61   26.19   28.31
56     2.97    4.67    6.08    7.23    8.43   10.16   12.44   15.00   17.41   19.63   22.36   25.53   28.31   30.83
57     3.06    4.90    6.46    7.85    9.35   11.40   13.95   16.63   19.06   21.78   24.91   28.29   30.83   33.98
58     3.30    5.19    6.92    8.59   10.47   12.81   15.47   18.12   20.46   23.55   27.06   30.83   33.98   37.58
59     3.59    5.54    7.48    9.47   11.70   14.27   16.99   19.52   21.77   25.22   29.21   33.98   37.58   41.30
60     3.99    5.99    8.12   10.43   12.99   15.72   18.43   20.90   23.06   26.99   31.62   37.02   41.30   44.96
61     4.46    6.51    8.81   11.38   14.23   17.15   19.85   22.21   24.37   28.92   34.07   39.70   44.96   48.63
62     5.00    7.11    9.57   12.40   15.52   18.62   21.37   23.76   26.03   31.12   36.49   42.20   48.26   52.82
63     5.33    7.81   10.63   13.75   17.03   20.28   23.20   25.80   28.36   33.77   39.28   45.16   51.58   57.47
64     5.56    8.55   11.78   15.18   18.73   22.17   25.34   28.30   31.20   36.85   42.60   48.89   55.90   62.74
65     5.68    9.26   12.96   16.79   20.60   24.29   27.74   31.02   34.31   40.31   46.50   53.41   61.20   68.86
66     5.72   10.29   14.32   18.32   22.57   26.36   29.83   33.24   36.83   43.16   49.92   57.58   66.42   75.84
67     6.03   11.46   15.77   20.01   24.75   28.58   32.10   35.59   39.42   46.20   53.68   62.33   72.23   83.04
68     6.92   12.74   17.40   21.84   26.58   31.09   35.25   39.17   42.91   50.34   58.81   68.52   79.20   91.29
69     7.73   14.16   19.19   23.83   27.33   33.96   37.91   41.46   45.52   53.64   63.02   73.36   85.13   97.48
70     8.61   15.74   21.14   25.98   27.97   36.81   40.17   43.70   51.77   60.88   71.15   82.85   95.23  108.58
71    11.00   17.51   23.29   26.89   32.00   39.04   42.08   48.56   56.13   65.68   76.99   89.04  102.11  116.55
72    14.04   19.46   25.67   30.88   35.81   40.64   45.54   50.64   56.24   66.16   77.41   89.72  103.40  118.75
73    16.29   23.56   29.53   34.38   38.46   42.30   46.35   54.16   57.57   67.31   78.91   91.87  106.48  122.75
74    19.08   25.74   31.95   37.32   41.57   45.07   52.33   56.34   60.20   74.65   89.48   96.73  112.39  129.65
75    22.26   27.08   34.07   40.94   44.50   50.71   55.31   59.98   72.61   88.31   95.76  111.46  128.81  147.67
76    22.42   29.60   36.97   44.06   49.46   54.83   59.86   70.63   87.16   95.29  110.42  128.41  147.44  163.87
77    22.62   31.41   39.87   48.09   54.20   59.74   69.99   86.02   95.07  109.90  124.78  143.71  159.99  178.26
78    23.51   33.08   42.89   53.39   59.62   69.18   84.90   94.85  109.39  121.55  136.23  156.20  175.96  195.12
79    24.75   35.22   46.92   59.50   68.10   83.79   94.63  108.88  119.96  132.64  152.50  173.69  194.47  222.69
80    26.02   38.36   51.99   66.82   82.70   94.41  108.37  118.40  131.13  148.38  169.44  190.16  222.69  235.97
81    27.68   42.41   58.52   75.85   94.19  107.86  116.86  130.23  146.04  164.26  189.53  222.69  235.97  249.66
82    29.99   47.74   66.68   86.63  107.36  115.34  129.33  145.25  161.92  188.90  222.69  235.97  249.66  264.85
83    33.74   54.67   76.47   98.94  113.84  128.44  144.46  159.62  188.27  222.69  235.97  249.66  264.85  277.90
84    39.45   63.29   87.65  112.36  127.56  143.68  157.35  187.64  222.69  235.97  249.66  264.85  277.90  291.56
85    47.19   73.49  100.05  126.68  142.90  155.11  187.02  222.69  235.97  249.66  264.85  277.90  291.56  305.86
86    56.64   85.33  113.87  142.13  152.90  186.40  222.69  235.97  249.66  264.85  277.90  291.56  305.86  320.83
87    67.57   99.08  129.75  150.73  185.78  222.69  235.97  249.66  264.85  277.90  291.56  305.86  320.83  336.48
88    80.36  115.44  148.59  185.16  222.69  235.97  249.66  264.85  277.90  291.56  305.86  320.83  336.48  352.85
89    96.43  135.33  184.55  222.69  235.97  249.66  264.85  277.90  291.56  305.86  320.83  336.48  352.85  369.99
90   117.67  183.94  222.69  235.97  249.66  264.85  277.90  291.56  305.86  320.83  336.48  352.85  369.99  387.90
91   171.79  219.76  235.97  249.66  264.85  277.90  291.56  305.86  320.83  336.48  352.85  369.99  387.90  406.63
92   210.92  235.97  249.66  264.85  277.90  291.56  305.86  320.83  336.48  352.85  369.99  387.90  406.63  430.21
93   235.97  249.66  264.85  277.90  291.56  305.86  320.83  336.48  352.85  369.99  387.90  406.63  430.21  455.16
94   249.66  264.85  277.90  291.56  305.86  320.83  336.48  352.85  369.99  387.90  406.63  430.21  455.16  481.56
95   264.85  277.90  291.56  305.86  320.83  336.48  352.85  369.99  387.90  406.63  430.21  455.16  481.56  509.49
96   277.90  291.56  305.86  320.83  336.48  352.85  369.99  387.90  406.63  430.21  455.16  481.56  509.49  539.05
97   291.56  305.86  320.83  336.48  352.85  369.99  387.90  406.63  430.21  455.16  481.56  509.49  539.05  570.31
98   305.86  320.83  336.48  352.85  369.99  387.90  406.63  430.21  455.16  481.56  509.49  539.05  570.31  603.39
99   320.83  336.48  352.85  369.98  387.90  406.63  430.21  455.16  481.56  509.49  539.05  570.31  603.39  638.38

[Male Smoker, 2001 Select and Ultimate VBT, Age Nearest Birthday Basis (ages 51 - 99) chart continued on this page]
    15      16      17      18      19      20      21       22       23       24       25  Ultimate
 21.62   23.01   24.34   26.19   28.31   30.83   33.98    37.58    41.30    44.96    48.63  52.92     75
 23.01   24.34   26.19   28.31   30.83   33.98   37.58    41.30    44.96    48.63    52.82  57.47     76
 24.34   26.19   28.31   30.83   33.98   37.58   41.30    44.96    48.63    52.82    57.47  62.74     77
 26.19   28.31   30.83   33.98   37.58   41.30   44.96    48.63    52.82    57.47    62.74  68.86     78
 28.31   30.83   33.98   37.58   41.30   44.96   48.63    52.82    57.47    62.74    68.86  75.84     79
 30.83   33.98   37.58   41.30   44.96   48.63   52.82    57.47    62.74    68.86    75.84  83.27     80
 33.98   37.58   41.30   44.96   48.63   52.82   57.47    62.74    68.86    75.84    83.27  91.60     81
 37.58   41.30   44.96   48.63   52.82   57.47   62.74    68.86    75.84    83.27    91.60  99.95     82
 41.30   44.96   48.63   52.82   57.47   62.74   68.86    75.84    83.27    91.60    99.95  108.66    83
 44.96   48.63   52.82   57.47   62.74   68.86   75.84    83.27    91.60    99.95   108.66  118.11    84
 48.63   52.82   57.47   62.74   68.86   75.84   83.27    91.60    99.95   108.66   118.11  129.28    85
 52.82   57.47   62.74   68.86   75.84   83.27   91.60    99.95   108.66   118.11   129.28  141.51    86
 57.47   62.74   68.86   75.84   83.27   91.60   99.95   108.66   118.11   129.28   141.51  154.63    87
 62.74   68.86   75.84   83.27   91.60   99.95  108.66   118.11   129.28   141.51   154.63  168.39    88
 68.86   75.84   83.27   91.60   99.95  108.66  118.11   129.28   141.51   154.63   168.39  182.58    89
 75.84   83.27   91.60   99.95  108.66  118.11  129.28   141.51   154.63   168.39   182.58  196.98    90
 83.27   91.60   99.95  108.66  118.11  129.28  140.05   154.55   168.39   182.58   196.98  209.75    91
 91.60   99.95  108.66  118.11  129.28  139.33  153.25   167.64   182.51   196.98   209.75  222.69    92
 99.95  108.66  118.11  129.28  138.61  151.63  166.06   181.01   196.30   209.75   222.69  235.97    93
108.66  118.11  129.28  137.89  151.34  164.12  179.12   194.47   208.34   222.69   235.97  249.66    94
118.11  129.28  137.18  146.96  163.52  176.82  192.33   206.43   222.69   235.97   249.66  264.85    95
129.28  136.47  144.81  161.64  175.84  189.50  203.78   222.69   235.97   249.66   264.85  277.90    96
135.76  142.69  160.71  172.01  188.09  200.40  222.69   235.97   249.66   264.85   277.90  291.56    97
140.60  159.79  170.12  187.75  198.51  222.69  235.97   249.66   264.85   277.90   291.56  305.86    98
148.35  168.25  185.34  197.73  222.69  235.97  249.66   264.85   277.90   291.56   305.86  320.83    99
167.84  182.95  197.07  222.69  235.97  249.66  264.85   277.90   291.56   305.86   320.83  336.48   100
180.59  196.42  222.69  235.97  249.66  264.85  277.90   291.56   305.86   320.83   336.48  352.85   101
195.77  222.69  235.97  249.66  264.85  277.90  291.56   305.86   320.83   336.48   352.85  369.99   102
222.69  235.97  249.66  264.85  277.90  291.56  305.86   320.83   336.48   352.85   369.99  387.90   103
235.97  249.66  264.85  277.90  291.56  305.86  320.83   336.48   352.85   369.99   387.90  406.63   104
249.66  264.85  277.90  291.56  305.86  320.83  336.48   352.85   369.99   387.90   406.63  430.21   105
264.85  277.90  291.56  305.86  320.83  336.48  352.85   369.99   387.90   406.63   430.21  455.16   106
277.90  291.56  305.86  320.83  336.48  352.85  369.99   387.90   406.63   430.21   455.16  481.56   107
291.56  305.86  320.83  336.48  352.85  369.99  387.90   406.63   430.21   455.16   481.56  509.49   108
305.86  320.83  336.48  352.85  369.99  387.90  406.63   430.21   455.16   481.56   509.49  539.05   109
320.83  336.48  352.85  369.99  387.90  406.63  430.21   455.16   481.56   509.49   539.05  570.31   110
336.48  352.85  369.99  387.90  406.63  430.21  455.16   481.56   509.49   539.05   570.31  603.39   111
352.85  369.99  387.90  406.63  430.21  455.16  481.56   509.49   539.05   570.31   603.39  638.38   112
369.99  387.90  406.63  430.21  455.16  481.56  509.49   539.05   570.31   603.39   638.38  675.41   113
387.90  406.63  430.21  455.16  481.56  509.49  539.05   570.31   603.39   638.38   675.41  714.58   114
406.63  430.21  455.16  481.56  509.49  539.05  570.31   603.39   638.38   675.41   714.58  756.03   115
430.21  455.16  481.56  509.49  539.05  570.31  603.39   638.38   675.41   714.58   756.03  799.88   116
455.16  481.56  509.49  539.05  570.31  603.39  638.38   675.41   714.58   756.03   799.88  846.27   117
481.56  509.49  539.05  570.31  603.39  638.38  675.41   714.58   756.03   799.88   846.27  895.36   118
509.49  539.05  570.31  603.39  638.38  675.41  714.58   756.03   799.88   846.27   895.36  947.29   119
539.05  570.31  603.39  638.38  675.41  714.58  756.03   799.88   846.27   895.36   947.29  1000.00  120
570.31  603.39  638.38  675.41  714.58  756.03  799.88   846.27   895.36   947.29  1000.00
603.39  638.38  675.41  714.58  756.03  799.88  846.27   895.36   947.29  1000.00
638.38  675.41  714.58  756.03  799.88  846.27  895.36   947.29  1000.00
675.41  714.58  756.03  799.88  846.27  895.36  947.29  1000.00

Female Nonsmoker, 2001 Select and Ultimate VBT, Age Nearest Birthday Basis

Age/Dur   1       2       3       4       5       6       7       8       9      10      11      12      13      14
0      0.41    0.28    0.19    0.13    0.12    0.12    0.12    0.14    0.14    0.14    0.15    0.16    0.20    0.23
1      0.28    0.19    0.12    0.12    0.12    0.12    0.14    0.14    0.14    0.14    0.16    0.20    0.21    0.25
2      0.19    0.12    0.12    0.12    0.12    0.12    0.14    0.14    0.14    0.14    0.18    0.20    0.25    0.27
3      0.12    0.12    0.12    0.12    0.12    0.12    0.14    0.14    0.14    0.17    0.18    0.24    0.27    0.29
4      0.12    0.12    0.12    0.12    0.12    0.12    0.14    0.14    0.16    0.18    0.24    0.26    0.29    0.31
5      0.12    0.12    0.12    0.12    0.12    0.12    0.14    0.15    0.18    0.22    0.26    0.28    0.30    0.31
6      0.12    0.12    0.12    0.12    0.12    0.13    0.15    0.18    0.22    0.26    0.28    0.30    0.31    0.32
7      0.12    0.12    0.12    0.12    0.12    0.15    0.17    0.22    0.26    0.28    0.29    0.30    0.32    0.33
8      0.12    0.12    0.12    0.12    0.13    0.17    0.20    0.25    0.27    0.29    0.30    0.31    0.33    0.33
9      0.12    0.12    0.12    0.13    0.15    0.20    0.25    0.27    0.28    0.29    0.31    0.32    0.33    0.34
10     0.12    0.12    0.13    0.15    0.18    0.24    0.26    0.28    0.28    0.30    0.31    0.32    0.34    0.35
11     0.12    0.13    0.15    0.18    0.24    0.25    0.27    0.28    0.29    0.30    0.31    0.33    0.35    0.35
12     0.13    0.15    0.18    0.24    0.25    0.26    0.27    0.28    0.29    0.30    0.32    0.34    0.35    0.37
13     0.15    0.18    0.24    0.25    0.26    0.26    0.27    0.28    0.29    0.31    0.33    0.34    0.36    0.38
14     0.18    0.24    0.25    0.26    0.26    0.26    0.28    0.28    0.30    0.31    0.33    0.35    0.38    0.40
15     0.24    0.25    0.26    0.26    0.26    0.27    0.28    0.28    0.30    0.31    0.34    0.37    0.39    0.42
16     0.25    0.26    0.26    0.25    0.26    0.27    0.28    0.29    0.31    0.32    0.35    0.38    0.41    0.45
17     0.26    0.26    0.25    0.25    0.26    0.27    0.28    0.30    0.31    0.34    0.37    0.40    0.44    0.47
18     0.25    0.24    0.24    0.25    0.26    0.27    0.28    0.31    0.33    0.36    0.40    0.43    0.47    0.51
19     0.23    0.23    0.24    0.25    0.26    0.27    0.29    0.32    0.35    0.38    0.42    0.46    0.50    0.54
20     0.21    0.22    0.23    0.24    0.25    0.28    0.31    0.34    0.37    0.41    0.45    0.50    0.54    0.57
21     0.19    0.20    0.22    0.24    0.26    0.29    0.33    0.35    0.40    0.43    0.48    0.52    0.57    0.62
22     0.17    0.19    0.22    0.24    0.27    0.31    0.34    0.38    0.42    0.47    0.51    0.56    0.60    0.65
23     0.15    0.18    0.21    0.24    0.28    0.32    0.36    0.41    0.45    0.49    0.54    0.59    0.64    0.69
24     0.14    0.18    0.21    0.25    0.29    0.33    0.38    0.42    0.48    0.52    0.57    0.62    0.67    0.72
25     0.13    0.18    0.21    0.26    0.30    0.35    0.40    0.45    0.50    0.55    0.60    0.64    0.70    0.75
26     0.13    0.18    0.22    0.27    0.31    0.37    0.42    0.46    0.52    0.57    0.62    0.67    0.73    0.78
27     0.14    0.18    0.23    0.28    0.33    0.38    0.43    0.48    0.54    0.59    0.64    0.69    0.76    0.83
28     0.15    0.19    0.24    0.29    0.34    0.39    0.45    0.50    0.55    0.60    0.67    0.73    0.80    0.87
29     0.16    0.21    0.26    0.30    0.35    0.41    0.45    0.52    0.57    0.63    0.69    0.76    0.84    0.93
30     0.17    0.22    0.26    0.32    0.36    0.42    0.47    0.52    0.58    0.66    0.73    0.81    0.90    1.01
31     0.19    0.24    0.28    0.33    0.38    0.43    0.49    0.55    0.61    0.69    0.77    0.87    0.98    1.11
32     0.20    0.24    0.29    0.34    0.39    0.45    0.51    0.57    0.65    0.74    0.84    0.95    1.08    1.22
33     0.21    0.25    0.30    0.35    0.41    0.48    0.55    0.62    0.70    0.81    0.93    1.05    1.20    1.36
34     0.21    0.25    0.30    0.37    0.43    0.50    0.58    0.68    0.77    0.89    1.02    1.17    1.34    1.51
35     0.21    0.26    0.31    0.38    0.45    0.54    0.64    0.75    0.86    0.99    1.14    1.31    1.49    1.70
36     0.21    0.27    0.33    0.41    0.49    0.59    0.70    0.82    0.96    1.11    1.27    1.46    1.67    1.89
37     0.21    0.27    0.34    0.43    0.53    0.65    0.77    0.91    1.06    1.24    1.42    1.63    1.86    2.11
38     0.22    0.29    0.37    0.47    0.58    0.70    0.85    1.00    1.18    1.37    1.58    1.81    2.07    2.34
39     0.23    0.31    0.40    0.52    0.64    0.78    0.94    1.12    1.30    1.52    1.75    2.01    2.29    2.60
40     0.26    0.35    0.45    0.57    0.71    0.86    1.04    1.24    1.45    1.68    1.94    2.22    2.54    2.88
41     0.29    0.39    0.51    0.64    0.79    0.97    1.15    1.36    1.60    1.86    2.15    2.46    2.80    3.18
42     0.32    0.44    0.57    0.72    0.89    1.07    1.29    1.52    1.77    2.06    2.36    2.72    3.09    3.50
43     0.37    0.50    0.65    0.81    1.01    1.21    1.44    1.69    1.97    2.27    2.62    2.99    3.40    3.86
44     0.42    0.56    0.74    0.93    1.13    1.36    1.60    1.88    2.18    2.51    2.89    3.29    3.75    4.24
45     0.47    0.64    0.83    1.04    1.27    1.52    1.79    2.09    2.42    2.78    3.17    3.62    4.11    4.65
46     0.53    0.72    0.94    1.16    1.41    1.69    1.99    2.31    2.67    3.06    3.49    3.98    4.50    5.08
47     0.59    0.80    1.04    1.29    1.57    1.86    2.19    2.54    2.92    3.35    3.82    4.34    4.91    5.53
48     0.66    0.89    1.14    1.42    1.71    2.03    2.38    2.77    3.19    3.65    4.16    4.72    5.34    6.02
49     0.69    0.93    1.25    1.54    1.86    2.20    2.58    2.99    3.44    3.94    4.50    5.11    5.78    6.53

[Female Nonsmoker, 2001 Select and Ultimate VBT, Age Nearest Birthday Basis (ages 0 - 50) chart continued on this page]
    15      16      17      18      19      20      21       22       23       24       25  ULT      AGE
  0.26    0.28    0.31    0.33    0.34    0.36    0.36     0.37     0.38     0.38     0.39  0.39      25
  0.28    0.30    0.32    0.33    0.35    0.36    0.37     0.38     0.38     0.38     0.39  0.41      26
  0.29    0.32    0.33    0.35    0.35    0.37    0.38     0.38     0.38     0.39     0.40  0.44      27
  0.31    0.32    0.34    0.35    0.36    0.37    0.38     0.38     0.39     0.40     0.43  0.45      28
  0.32    0.33    0.34    0.36    0.37    0.37    0.38     0.39     0.40     0.43     0.45  0.48      29
  0.33    0.34    0.35    0.37    0.37    0.38    0.39     0.40     0.43     0.45     0.48  0.49      30
  0.33    0.35    0.36    0.37    0.38    0.39    0.40     0.43     0.45     0.47     0.48  0.52      31
  0.34    0.36    0.36    0.38    0.39    0.40    0.43     0.45     0.47     0.48     0.52  0.55      32
  0.35    0.36    0.37    0.39    0.40    0.43    0.45     0.47     0.48     0.52     0.54  0.58      33
  0.35    0.37    0.39    0.40    0.42    0.45    0.47     0.48     0.52     0.54     0.58  0.63      34
  0.36    0.38    0.39    0.42    0.45    0.47    0.48     0.52     0.54     0.58     0.63  0.69      35
  0.38    0.39    0.41    0.44    0.47    0.48    0.51     0.54     0.57     0.62     0.68  0.73      36
  0.38    0.41    0.44    0.46    0.48    0.51    0.54     0.57     0.62     0.68     0.73  0.80      37
  0.40    0.44    0.46    0.48    0.51    0.54    0.57     0.62     0.68     0.73     0.78  0.83      38
  0.43    0.46    0.48    0.51    0.54    0.57    0.62     0.68     0.72     0.77     0.82  0.87      39
  0.45    0.48    0.51    0.54    0.57    0.62    0.68     0.72     0.77     0.82     0.87  0.92      40
  0.48    0.51    0.54    0.57    0.62    0.68    0.72     0.77     0.81     0.87     0.91  0.97      41
  0.51    0.54    0.57    0.62    0.68    0.72    0.77     0.81     0.87     0.91     0.97  1.04      42
  0.54    0.57    0.62    0.68    0.72    0.77    0.81     0.87     0.91     0.97     1.04  1.12      43
  0.57    0.62    0.68    0.72    0.77    0.81    0.87     0.91     0.97     1.04     1.12  1.21      44
  0.62    0.68    0.72    0.77    0.81    0.87    0.91     0.97     1.04     1.12     1.21  1.33      45
  0.66    0.72    0.76    0.81    0.86    0.91    0.97     1.04     1.12     1.21     1.33  1.47      46
  0.70    0.75    0.80    0.86    0.91    0.97    1.04     1.12     1.21     1.33     1.47  1.64      47
  0.73    0.79    0.84    0.90    0.97    1.04    1.12     1.21     1.33     1.47     1.64  1.83      48
  0.77    0.83    0.88    0.95    1.03    1.12    1.21     1.33     1.47     1.64     1.83  2.04      49
  0.80    0.87    0.94    1.02    1.11    1.21    1.33     1.47     1.64     1.83     2.04  2.29      50
  0.85    0.92    1.01    1.09    1.21    1.33    1.47     1.64     1.83     2.04     2.29  2.56      51
  0.90    0.99    1.08    1.19    1.32    1.47    1.64     1.83     2.04     2.29     2.56  2.88      52
  0.96    1.07    1.17    1.31    1.46    1.62    1.83     2.04     2.29     2.56     2.88  3.22      53
  1.04    1.15    1.30    1.45    1.61    1.81    2.04     2.29     2.56     2.88     3.22  3.58      54
  1.13    1.27    1.43    1.60    1.80    2.02    2.28     2.56     2.87     3.21     3.58  3.96      55
  1.25    1.41    1.58    1.79    2.01    2.26    2.55     2.86     3.20     3.57     3.96  4.41      56
  1.39    1.56    1.77    1.99    2.24    2.51    2.83     3.18     3.56     3.95     4.40  4.88      57
  1.54    1.75    1.97    2.22    2.49    2.80    3.15     3.52     3.94     4.38     4.87  5.39      58
  1.72    1.95    2.20    2.47    2.77    3.11    3.49     3.89     4.34     4.82     5.34  5.89      59
  1.92    2.17    2.45    2.75    3.08    3.44    3.85     4.30     4.77     5.29     5.83  6.41      60
  2.15    2.42    2.73    3.06    3.42    3.81    4.25     4.73     5.23     5.78     6.36  6.97      61
  2.39    2.69    3.03    3.39    3.79    4.21    4.68     5.20     5.74     6.31     6.93  7.58      62
  2.65    2.99    3.35    3.75    4.18    4.64    5.15     5.69     6.27     6.88     7.53  8.21      63
  2.93    3.30    3.71    4.14    4.61    5.11    5.65     6.23     6.84     7.49     8.18  8.90      64
  3.24    3.65    4.09    4.56    5.06    5.61    6.19     6.82     7.47     8.16     8.88  9.66      65
  3.58    4.03    4.51    5.02    5.57    6.16    6.79     7.45     8.15     8.87     9.65  10.50     66
  3.95    4.43    4.95    5.51    6.11    6.75    7.43     8.14     8.87     9.64    10.48  11.42     67
  4.35    4.88    5.45    6.06    6.71    7.40    8.12     8.86     9.63    10.47    11.40  12.45     68
  4.78    5.35    5.97    6.64    7.35    8.10    8.86     9.63    10.46    11.39    12.41  13.58     69
  5.23    5.86    6.55    7.27    8.05    8.86    9.62    10.46    11.37    12.41    13.53  14.84     70
  5.72    6.40    7.13    7.93    8.79    9.62   10.46    11.37    12.40    13.52    14.79  16.29     71
  6.22    6.96    7.77    8.64    9.59   10.45   11.37    12.40    13.52    14.77    16.24  17.91     72
  6.77    7.57    8.44    9.40   10.44   11.37   12.38    13.50    14.77    16.24    17.83  19.67     73
  7.35    8.23    9.19   10.24   11.35   12.38   13.50    14.77    16.24    17.83    19.60  21.60     74

Female Nonsmoker, 2001 Select and Ultimate VBT, Age Nearest Birthday Basis
Age/Dur
          1       2       3       4       5       6       7       8       9      10      11      12      13      14
50     0.71    1.03    1.35    1.65    1.99    2.35    2.76    3.20    3.69    4.24    4.84    5.51    6.24    7.06
51     0.76    1.16    1.47    1.77    2.13    2.51    2.94    3.42    3.95    4.54    5.20    5.92    6.73    7.63
52     0.79    1.30    1.59    1.90    2.26    2.66    3.11    3.62    4.20    4.85    5.56    6.36    7.24    8.23
53     0.84    1.39    1.71    2.02    2.39    2.81    3.29    3.84    4.46    5.17    5.95    6.83    7.81    8.90
54     0.88    1.49    1.84    2.15    2.53    2.97    3.48    4.07    4.74    5.50    6.37    7.34    8.43    9.65
55     0.93    1.60    1.98    2.30    2.69    3.15    3.69    4.32    5.05    5.89    6.84    7.92    9.13   10.49
56     1.03    1.72    2.15    2.49    2.89    3.38    3.96    4.64    5.44    6.35    7.40    8.59    9.94   11.48
57     1.09    1.85    2.34    2.69    3.13    3.65    4.28    5.03    5.89    6.89    8.04    9.36   10.86   12.57
58     1.12    1.98    2.53    2.91    3.39    3.97    4.66    5.48    6.42    7.53    8.79   10.25   11.91   13.82
59     1.22    2.10    2.74    3.16    3.68    4.32    5.08    5.98    7.03    8.26    9.66   11.28   13.12   15.22
60     1.28    2.23    2.95    3.40    3.98    4.70    5.55    6.56    7.73    9.09   10.66   12.44   14.52   16.85
61     1.34    2.35    3.15    3.65    4.29    5.09    6.04    7.17    8.50   10.02   11.79   13.79   16.09   18.70
62     1.44    2.49    3.35    3.89    4.60    5.49    6.56    7.83    9.33   11.05   13.04   15.32   17.90   20.83
63     1.61    2.63    3.54    4.12    4.90    5.89    7.10    8.54   10.23   12.20   14.45   17.03   19.94   23.22
64     1.81    3.37    3.75    4.36    5.21    6.31    7.67    9.30   11.22   13.44   16.01   18.94   22.23   25.90
65     2.06    3.58    3.96    4.61    5.54    6.76    8.29   10.14   12.31   14.84   17.76   21.06   24.75   28.92
66     2.16    3.84    4.21    4.90    5.93    7.29    9.02   11.11   13.60   16.46   19.74   23.49   27.67   32.36
67     2.23    4.11    4.48    5.24    6.39    7.93    9.88   12.24   15.03   18.30   22.02   26.22   30.96   36.20
68     2.53    4.41    4.83    5.68    6.96    8.69   10.90   13.57   16.74   20.41   24.60   29.33   34.63   40.49
69     2.85    4.75    5.23    6.19    7.66    9.62   12.10   15.14   18.70   22.83   27.54   32.84   38.73   45.07
70     3.22    5.12    5.71    6.83    8.50   10.74   13.56   16.97   20.99   25.62   30.85   36.77   43.32   49.65
71     3.67    5.55    6.28    7.60    9.54   12.09   15.27   19.12   23.62   28.80   34.64   41.18   48.47   54.62
72     5.55    6.02    6.95    8.52   10.77   13.70   17.31   21.62   26.66   32.43   38.92   46.15   54.13   58.93
73     6.02    6.59    7.75    9.63   12.25   15.58   19.66   24.50   30.12   36.54   43.71   51.68   58.37   65.19
74     6.55    7.28    8.74   10.98   13.99   17.79   22.39   27.81   34.06   41.15   49.06   57.75   64.85   72.03
75     7.13    8.14    9.95   12.59   16.06   20.37   25.53   31.60   38.53   46.37   55.00   64.53   71.88   79.68
76     7.87    9.21   11.41   14.48   18.44   23.29   29.04   35.72   43.34   51.87   61.28   71.64   79.60   88.04
77     8.90   10.60   13.21   16.75   21.21   26.62   33.00   40.35   48.65   58.01   68.25   79.49   87.95   96.77
78    10.27   12.36   15.42   19.44   24.46   30.44   37.47   45.54   54.59   64.77   75.80   87.95   96.77  106.37
79    10.80   14.61   18.12   22.65   28.20   34.84   42.55   51.30   61.16   72.11   84.10   96.67  106.26  116.68
80    12.09   17.41   21.37   26.43   32.56   39.80   48.21   57.72   68.37   80.19   93.00  106.15  116.56  127.99
81    13.63   20.82   25.25   30.81   37.56   45.44   54.52   64.78   76.25   88.96  102.71  116.56  127.99  140.55
82    15.34   24.95   29.82   35.91   43.20   51.73   61.51   72.54   84.85   98.47  113.15  127.86  140.40  154.33
83    17.05   29.79   35.16   41.75   49.62   58.80   69.21   81.02   94.17  108.69  124.33  140.40  154.17  169.29
84    21.22   35.12   41.31   48.38   56.76   66.56   77.74   90.33  104.23  119.54  136.13  154.17  169.29  185.89
85    25.52   41.27   48.30   55.79   64.76   75.10   86.96  100.31  115.04  131.25  148.81  167.85  185.70  203.92
86    33.63   48.25   55.79   64.10   73.51   84.52   97.07  111.07  126.61  143.73  162.26  182.33  203.92  223.68
87    39.43   55.73   64.03   73.30   83.19   94.68  107.87  122.60  138.96  156.97  176.47  197.61  220.17  244.33
88    49.69   64.03   73.22   83.10   93.73  105.76  119.50  134.93  152.09  170.99  191.27  213.44  237.11  262.47
89    61.50   73.22   83.10   93.64  105.06  117.60  131.92  148.05  166.01  185.61  207.02  230.03  254.81  281.38
90    73.22   83.10   93.64  105.06  117.23  130.39  145.31  161.98  180.72  201.18  223.34  247.36  273.27  301.05
91    83.10   93.64  105.06  117.23  130.26  143.91  159.40  176.72  196.02  217.34  240.41  265.46  292.20  321.18
92    93.64  105.06  117.23  130.26  143.91  158.29  174.32  192.27  212.11  234.24  258.24  284.03  312.16  342.04
93   105.06  117.23  130.26  143.91  158.29  173.52  189.88  208.43  229.19  251.92  276.55  303.63  332.56  363.64
94   117.23  130.26  143.91  158.29  173.52  189.62  206.45  225.38  246.83  270.09  295.88  323.66  353.69  385.97
95   130.26  143.91  158.29  173.52  189.62  206.45  223.65  243.11  264.98  289.27  315.66  344.42  375.54  409.03
96   143.91  158.29  173.52  189.62  206.45  223.65  241.65  261.64  284.17  308.92  336.16  365.90  398.12  432.83
97   158.29  173.52  189.62  206.45  223.65  241.65  260.46  280.96  303.82  329.30  357.39  388.10  421.42  457.36
98   173.52  189.62  206.45  223.65  241.65  260.46  280.09  300.78  324.22  350.40  379.34  411.02  445.45  482.63
99   189.62  206.45  223.65  241.65  260.46  280.09  300.24  321.36  345.36  372.24  402.01  434.66  470.20  508.63

[Female Nonsmoker, 2001 Select and Ultimate VBT, Age Nearest Birthday Basis (ages 51 - 99) chart continued on this page]
    15      16      17      18      19      20      21       22       23       24       25  ULT      AGE
  7.96    8.93    9.99   11.16   12.37   13.50   14.77    16.24    17.83    19.60    21.56  23.75     75
  8.61    9.69   10.87   12.17   13.48   14.77   16.24    17.83    19.60    21.56    23.67  26.10     76
  9.33   10.52   11.84   13.30   14.73   16.24   17.83    19.60    21.56    23.67    26.02  28.69     77
 10.12   11.44   12.94   14.57   16.18   17.83   19.60    21.56    23.67    26.02    28.57  31.55     78
 11.01   12.50   14.15   15.99   17.77   19.58   21.54    23.67    26.02    28.57    31.41  34.64     79
 12.01   13.70   15.56   17.62   19.52   21.54   23.67    26.02    28.57    31.41    34.53  38.08     80
 13.16   15.06   17.17   19.46   21.45   23.65   25.99    28.57    31.41    34.50    37.92  42.85     81
 14.47   16.59   18.97   21.38   23.55   25.96   28.54    31.38    34.50    37.88    41.64  48.24     82
 15.93   18.33   20.98   23.47   25.86   28.51   31.35    34.46    37.88    41.64    45.78  53.57     83
 17.60   20.26   23.23   25.77   28.39   31.32   34.43    37.84    41.60    45.73    50.27  59.45     84
 19.48   22.44   25.66   28.30   31.18   34.39   37.80    41.55    45.73    50.27    55.19  66.09     85
 21.63   24.93   28.18   31.09   34.25   37.72   41.51    45.64    50.22    55.19    60.68  72.00     86
 24.11   27.79   30.95   34.14   37.61   41.42   45.59    50.16    55.14    60.61    66.69  81.13     87
 26.90   30.86   33.99   37.49   41.29   45.49   50.06    55.08    60.55    66.62    73.23  90.64     88
 30.02   33.89   37.33   41.16   45.35   49.90   54.97    60.49    66.55    73.16    80.42  100.76    89
 33.52   37.21   40.99   45.21   49.75   54.79   60.36    66.42    73.08    80.34    88.40  109.94    90
 37.17   40.95   45.16   49.70   54.74   60.30   66.35    73.01    80.34    88.31    97.06  114.02    91
 40.95   45.12   49.70   54.74   60.24   66.28   72.93    80.25    88.22    97.06   106.59  122.83    92
 45.07   49.65   54.68   60.18   66.28   72.93   80.17    88.22    96.96   106.59   117.16  136.28    93
 49.65   54.62   60.18   66.21   72.86   80.17   88.22    96.96   106.59   117.16   128.64  153.46    94
 54.62   60.18   66.21   72.86   80.17   88.13   96.86   106.48   117.04   128.64   141.40  174.88    95
 59.55   65.87   72.63   80.09   88.13   96.86  106.48   116.92   128.51   141.40   155.11  195.08    96
 65.53   72.48   79.93   88.13   96.86  106.48  116.92   128.51   141.26   154.95   170.15  215.88    97
 72.26   79.84   88.13   96.86  106.48  116.92  128.51   141.26   154.95   169.98   186.45  217.88    98
 79.76   88.04   96.77  106.48  116.80  128.38  141.12   154.80   169.98   186.45   204.53  228.37    99
 88.04   96.77  106.48  116.80  128.38  141.12  154.80   169.98   186.45   204.53   224.13  245.85   100
 96.77  106.37  116.80  128.38  140.97  154.80  169.81   186.26   204.33   224.13   245.85  269.42   101
106.37  116.80  128.25  140.97  154.64  169.81  186.26   204.33   224.13   245.85   269.42  295.54   102
116.68  128.25  140.83  154.64  169.64  186.26  204.33   224.13   245.61   269.42   295.24  323.87   103
128.12  140.83  154.48  169.64  186.07  204.33  224.13   245.61   269.42   295.24   323.22  354.91   104
140.55  154.48  169.47  186.07  204.12  223.91  245.61   269.42   295.24   322.57   354.91  388.35   105
154.33  169.47  186.07  204.12  223.91  245.61  269.42   295.24   322.25   354.91   388.35  422.59   106
169.47  185.89  204.12  223.91  245.61  269.42  295.24   321.60   354.91   388.35   422.59  457.63   107
185.89  204.12  223.91  245.61  269.42  295.24  320.96   354.91   388.35   422.59   457.63  492.87   108
203.92  223.91  245.61  269.15  295.24  320.31  354.91   388.35   422.59   457.63   492.87  529.51   109
223.68  245.61  269.15  295.24  319.98  354.91  388.35   422.59   457.63   492.87   529.51  566.95   110
245.36  269.15  295.24  319.34  354.91  388.35  422.59   457.63   492.87   529.51   566.95  603.00   111
269.15  295.24  318.69  354.91  388.35  422.16  457.17   492.87   529.51   566.95   603.00  638.00   112
289.53  318.30  348.43  380.22  413.65  448.74  485.48   523.87   563.92   603.00   638.00  670.00   113
309.73  339.55  371.11  404.40  439.43  476.21  514.72   554.96   596.95   638.00   670.00  714.50   114
330.39  361.57  394.57  429.40  466.07  504.56  544.89   587.04   631.03   670.00   714.50  756.00   115
351.80  384.34  418.82  455.22  493.55  533.81  575.99   620.10   666.14   714.10   756.00  799.00   116
373.95  407.89  443.86  481.86  521.88  563.94  608.03   654.14   702.29   752.46   799.00  846.00   117
396.85  432.20  469.69  509.31  551.07  594.97  641.00   689.17   739.47   791.91   846.00  889.48   118
420.50  457.27  496.30  537.58  581.10  626.88  674.90   725.17   777.69   832.46   889.48  933.63   119
444.89  483.12  523.71  566.67  611.99  659.68  709.74   762.16   816.95   874.11   933.63  1000.00  120
470.03  509.72  551.90  596.57  643.73  693.38  745.51   800.14   857.25   916.85  1000.00
495.92  537.10  580.89  627.30  676.32  727.96  782.22   839.09   898.58  1000.00
522.56  565.24  610.66  658.84  709.76  763.43  819.86   879.03  1000.00
549.94  594.14  641.23  691.20  744.06  799.80  858.43  1000.00

Female Smoker, 2001 Select and Ultimate VBT, Age Nearest Birthday Basis

Age/Dur
          1       2       3       4       5       6       7       8       9      10      11      12      13      14
0      0.41    0.28    0.19    0.13    0.12    0.12    0.12    0.14    0.14    0.14    0.15    0.16    0.20    0.23
1      0.28    0.19    0.12    0.12    0.12    0.12    0.14    0.14    0.14    0.14    0.16    0.20    0.21    0.25
2      0.19    0.12    0.12    0.12    0.12    0.12    0.14    0.14    0.14    0.14    0.18    0.20    0.25    0.27
3      0.12    0.12    0.12    0.12    0.12    0.12    0.14    0.14    0.14    0.17    0.18    0.24    0.27    0.31
4      0.12    0.12    0.12    0.12    0.12    0.12    0.14    0.14    0.16    0.18    0.24    0.26    0.31    0.34
5      0.12    0.12    0.12    0.12    0.12    0.12    0.14    0.15    0.18    0.22    0.26    0.30    0.33    0.37
6      0.12    0.12    0.12    0.12    0.12    0.13    0.15    0.18    0.22    0.26    0.30    0.33    0.37    0.40
7      0.12    0.12    0.12    0.12    0.12    0.15    0.17    0.22    0.26    0.30    0.32    0.36    0.40    0.43
8      0.12    0.12    0.12    0.12    0.13    0.17    0.20    0.25    0.29    0.32    0.36    0.39    0.43    0.46
9      0.12    0.12    0.12    0.13    0.15    0.20    0.25    0.29    0.31    0.35    0.39    0.41    0.46    0.49
10     0.12    0.12    0.13    0.15    0.18    0.24    0.27    0.31    0.34    0.38    0.40    0.44    0.49    0.52
11     0.12    0.13    0.15    0.18    0.24    0.26    0.30    0.34    0.36    0.40    0.43    0.47    0.52    0.55
12     0.13    0.15    0.18    0.24    0.26    0.29    0.33    0.35    0.39    0.42    0.46    0.50    0.55    0.59
13     0.15    0.18    0.24    0.26    0.29    0.31    0.34    0.38    0.40    0.45    0.49    0.53    0.58    0.63
14     0.18    0.24    0.26    0.29    0.30    0.33    0.36    0.39    0.43    0.46    0.52    0.57    0.62    0.67
15     0.24    0.26    0.29    0.30    0.33    0.35    0.38    0.40    0.45    0.49    0.55    0.60    0.66    0.71
16     0.26    0.29    0.30    0.32    0.34    0.37    0.39    0.43    0.48    0.52    0.57    0.64    0.70    0.77
17     0.29    0.30    0.32    0.33    0.35    0.38    0.42    0.46    0.51    0.56    0.62    0.69    0.76    0.83
18     0.29    0.31    0.32    0.34    0.37    0.39    0.44    0.50    0.55    0.60    0.67    0.75    0.82    0.91
19     0.29    0.31    0.33    0.36    0.38    0.42    0.47    0.52    0.59    0.64    0.73    0.81    0.90    0.98
20     0.28    0.30    0.33    0.36    0.40    0.46    0.51    0.56    0.63    0.70    0.79    0.89    0.98    1.06
21     0.26    0.29    0.33    0.37    0.42    0.48    0.55    0.60    0.69    0.76    0.85    0.95    1.04    1.15
22     0.25    0.28    0.34    0.39    0.45    0.51    0.58    0.66    0.75    0.84    0.93    1.03    1.12    1.23
23     0.23    0.28    0.33    0.40    0.47    0.54    0.62    0.71    0.80    0.90    0.99    1.11    1.20    1.31
24     0.22    0.29    0.35    0.42    0.49    0.58    0.66    0.75    0.86    0.96    1.07    1.16    1.28    1.37
25     0.21    0.29    0.36    0.44    0.53    0.61    0.72    0.81    0.92    1.02    1.13    1.22    1.33    1.45
26     0.21    0.29    0.38    0.46    0.55    0.65    0.76    0.85    0.96    1.08    1.19    1.28    1.41    1.53
27     0.23    0.31    0.40    0.48    0.59    0.69    0.78    0.89    1.01    1.12    1.23    1.35    1.48    1.63
28     0.25    0.33    0.42    0.52    0.61    0.71    0.82    0.93    1.05    1.16    1.29    1.43    1.58    1.73
29     0.27    0.37    0.45    0.54    0.65    0.75    0.85    0.98    1.09    1.22    1.35    1.51    1.68    1.87
30     0.30    0.39    0.47    0.58    0.67    0.78    0.89    1.00    1.13    1.28    1.43    1.61    1.81    2.04
31     0.34    0.42    0.51    0.60    0.71    0.82    0.93    1.06    1.19    1.36    1.53    1.74    1.99    2.26
32     0.36    0.44    0.53    0.64    0.73    0.86    0.99    1.12    1.29    1.48    1.69    1.93    2.20    2.51
33     0.38    0.46    0.55    0.66    0.79    0.92    1.06    1.22    1.40    1.63    1.88    2.15    2.47    2.82
34     0.38    0.47    0.58    0.70    0.83    0.98    1.14    1.35    1.56    1.81    2.09    2.42    2.79    3.18
35     0.38    0.49    0.60    0.74    0.89    1.07    1.27    1.50    1.75    2.04    2.36    2.73    3.14    3.59
36     0.39    0.51    0.64    0.80    0.97    1.17    1.41    1.67    1.95    2.28    2.64    3.04    3.51    3.99
37     0.41    0.54    0.68    0.86    1.06    1.30    1.56    1.86    2.18    2.56    2.96    3.41    3.89    4.45
38     0.44    0.58    0.74    0.94    1.18    1.44    1.74    2.07    2.45    2.84    3.29    3.78    4.33    4.92
39     0.48    0.64    0.82    1.06    1.32    1.61    1.95    2.32    2.71    3.18    3.67    4.21    4.79    5.45
40     0.54    0.72    0.94    1.20    1.48    1.81    2.18    2.59    3.04    3.53    4.06    4.65    5.30    6.01
41     0.62    0.82    1.08    1.36    1.67    2.04    2.43    2.88    3.38    3.93    4.51    5.16    5.86    6.61
42     0.70    0.96    1.24    1.56    1.91    2.30    2.75    3.23    3.77    4.36    4.99    5.70    6.45    7.27
43     0.82    1.10    1.42    1.78    2.19    2.62    3.10    3.64    4.21    4.84    5.54    6.28    7.10    7.98
44     0.95    1.27    1.64    2.06    2.49    2.97    3.49    4.07    4.70    5.38    6.12    6.92    7.80    8.75
45     1.09    1.47    1.89    2.34    2.83    3.37    3.93    4.56    5.24    5.97    6.75    7.62    8.56    9.57
46     1.23    1.67    2.14    2.63    3.18    3.76    4.39    5.05    5.79    6.57    7.42    8.34    9.33   10.40
47     1.40    1.88    2.39    2.94    3.55    4.18    4.85    5.57    6.36    7.21    8.10    9.09   10.14   11.28
48     1.58    2.11    2.67    3.28    3.90    4.59    5.31    6.10    6.94    7.84    8.82    9.85   10.99   12.20
49     1.66    2.23    2.94    3.59    4.27    5.00    5.77    6.60    7.51    8.48    9.52   10.65   11.86   13.17

[Female Smoker, 2001 Select and Ultimate VBT, Age Nearest Birthday Basis (ages 0 - 50) chart continued on this page]
    15      16      17      18      19      20      21       22       23       24       25  Ultimate
  0.26    0.28    0.33    0.37    0.41    0.45    0.48     0.51     0.54     0.56     0.60  0.64      25
  0.28    0.32    0.36    0.40    0.44    0.48    0.51     0.54     0.56     0.59     0.62  0.68      26
  0.31    0.36    0.40    0.44    0.46    0.51    0.54     0.56     0.59     0.62     0.67  0.73      27
  0.34    0.38    0.42    0.46    0.49    0.53    0.56     0.59     0.62     0.67     0.72  0.77      28
  0.38    0.41    0.45    0.49    0.53    0.56    0.59     0.62     0.67     0.72     0.77  0.83      29
  0.41    0.45    0.48    0.53    0.56    0.59    0.62     0.67     0.72     0.77     0.83  0.86      30
  0.44    0.48    0.51    0.56    0.59    0.62    0.66     0.72     0.76     0.82     0.84  0.94      31
  0.47    0.51    0.54    0.59    0.62    0.66    0.72     0.76     0.82     0.84     0.92  1.00      32
  0.50    0.54    0.58    0.62    0.66    0.72    0.76     0.82     0.84     0.92     0.99  1.08      33
  0.53    0.58    0.62    0.66    0.70    0.76    0.82     0.84     0.92     0.99     1.07  1.17      34
  0.56    0.61    0.65    0.70    0.76    0.82    0.84     0.92     0.99     1.07     1.17  1.30      35
  0.61    0.65    0.69    0.74    0.82    0.84    0.92     0.98     1.06     1.15     1.28  1.40      36
  0.63    0.69    0.74    0.80    0.84    0.92    0.98     1.06     1.15     1.28     1.38  1.53      37
  0.67    0.74    0.80    0.84    0.92    0.98    1.06     1.15     1.28     1.38     1.50  1.60      38
  0.73    0.80    0.84    0.92    0.98    1.06    1.15     1.28     1.38     1.48     1.58  1.70      39
  0.78    0.84    0.92    0.98    1.06    1.15    1.28     1.37     1.47     1.57     1.69  1.80      40
  0.84    0.92    0.98    1.06    1.15    1.28    1.37     1.47     1.57     1.69     1.79  1.92      41
  0.92    0.98    1.06    1.15    1.28    1.37    1.47     1.57     1.69     1.79     1.91  2.07      42
  0.98    1.06    1.15    1.28    1.37    1.47    1.57     1.69     1.79     1.91     2.07  2.24      43
  1.06    1.15    1.28    1.37    1.47    1.57    1.69     1.79     1.91     2.07     2.24  2.45      44
  1.15    1.28    1.37    1.47    1.57    1.69    1.79     1.91     2.07     2.24     2.45  2.69      45
  1.25    1.36    1.46    1.57    1.68    1.79    1.91     2.07     2.24     2.45     2.69  2.96      46
  1.33    1.44    1.55    1.67    1.78    1.91    2.07     2.24     2.45     2.69     2.96  3.30      47
  1.41    1.52    1.63    1.77    1.91    2.07    2.24     2.45     2.69     2.96     3.30  3.74      48
  1.48    1.62    1.73    1.88    2.06    2.24    2.45     2.69     2.96     3.30     3.74  4.23      49
  1.56    1.71    1.85    2.02    2.23    2.45    2.69     2.96     3.30     3.74     4.23  4.77      50
  1.66    1.82    2.01    2.20    2.45    2.69    2.96     3.30     3.74     4.23     4.77  5.36      51
  1.78    1.97    2.18    2.42    2.69    2.96    3.30     3.74     4.23     4.77     5.36  6.00      52
  1.92    2.15    2.38    2.67    2.96    3.30    3.74     4.23     4.77     5.36     6.00  6.69      53
  2.10    2.35    2.66    2.96    3.30    3.74    4.23     4.77     5.36     6.00     6.69  7.43      54
  2.31    2.60    2.96    3.30    3.74    4.23    4.77     5.36     6.00     6.69     7.43  8.22      55
  2.57    2.92    3.30    3.74    4.23    4.77    5.36     6.00     6.69     7.43     8.22  9.06      56
  2.88    3.27    3.74    4.23    4.77    5.36    6.00     6.69     7.43     8.22     9.06  9.95      57
  3.23    3.69    4.19    4.77    5.36    6.00    6.69     7.43     8.22     9.06     9.95  10.81     58
  3.63    4.15    4.72    5.36    6.00    6.69    7.43     8.22     9.06     9.95    10.81  11.77     59
  4.09    4.68    5.31    6.00    6.69    7.43    8.22     9.06     9.95    10.81    11.77  12.76     60
  4.56    5.18    5.87    6.69    7.43    8.22    9.06     9.95    10.81    11.77    12.76  13.78     61
  5.05    5.72    6.46    7.43    8.15    9.06    9.95    10.81    11.77    12.76    13.78  14.94     62
  5.57    6.31    7.09    7.96    8.89    9.89   10.81    11.77    12.76    13.78    14.94  16.09     63
  6.14    6.93    7.77    8.68    9.67   10.73   11.72    12.76    13.78    14.94    16.09  17.30     64
  6.76    7.59    8.50    9.47   10.50   11.62   12.66    13.78    14.91    16.09    17.30  18.62     65
  7.44    8.33    9.29   10.31   11.40   12.57   13.69    14.87    16.09    17.30    18.62  20.03     66
  8.16    9.11   10.12   11.20   12.36   13.56   14.79    16.05    17.30    18.61    20.03  21.61     67
  8.94    9.95   11.03   12.18   13.38   14.65   15.94    17.24    18.57    20.00    21.58  23.35     68
  9.77   10.85   11.99   13.20   14.48   15.80   17.14    18.48    19.93    21.53    23.27  25.24     69
 10.64   11.79   13.02   14.30   15.63   17.01   18.36    19.82    21.44    23.19    25.13  27.35     70
 11.56   12.77   14.06   15.44   16.89   18.23   19.70    21.31    23.07    25.02    27.21  29.77     71
 12.51   13.80   15.18   16.64   18.20   19.55   21.17    22.94    24.88    27.07    29.58  32.44     72
 13.51   14.90   16.35   17.92   19.43   20.99   22.77    24.71    26.91    29.43    32.19  35.32     73
 14.58   16.06   17.63   19.32   20.90   22.55   24.44    26.69    29.20    31.98    35.01  38.47     74

Female Smoker, 2001 Select and Ultimate VBT, Age Nearest Birthday Basis

Age/Dur   1       2       3       4       5       6       7       8       9      10      11      12      13      14
50     1.75    2.50    3.21    3.88    4.60    5.37    6.20    7.10    8.06    9.12   10.23   11.46   12.76   14.17
51     1.87    2.84    3.53    4.20    4.96    5.76    6.65    7.60    8.64    9.76   10.97   12.29   13.71   15.24
52     1.98    3.20    3.86    4.54    5.30    6.14    7.06    8.08    9.21   10.43   11.73   13.15   14.70   16.37
53     2.13    3.47    4.20    4.87    5.65    6.53    7.50    8.58    9.78   11.11   12.53   14.09   15.78   17.60
54     2.27    3.76    4.56    5.23    6.02    6.93    7.98    9.13   10.41   11.83   13.40   15.12   16.97   19.00
55     2.40    4.08    4.96    5.63    6.46    7.40    8.50    9.72   11.11   12.67   14.38   16.27   18.32   20.54
56     2.63    4.30    5.29    5.98    6.82    7.81    8.97   10.28   11.79   13.47   15.34   17.41   19.67   22.16
57     2.72    4.53    5.64    6.35    7.25    8.30    9.54   10.96   12.58   14.40   16.43   18.71   21.22   23.96
58     2.75    4.78    5.99    6.76    7.73    8.87   10.20   11.76   13.51   15.51   17.71   20.19   22.95   25.99
59     2.91    4.97    6.36    7.20    8.22    9.49   10.94   12.64   14.56   16.76   19.20   21.92   24.95   28.27
60     3.00    5.15    6.70    7.60    8.74   10.13   11.75   13.62   15.75   18.18   20.87   23.86   27.20   30.85
61     3.07    5.34    7.01    7.99    9.25   10.78   12.57   14.65   17.05   19.75   22.74   26.07   29.73   33.79
62     3.24    5.51    7.31    8.35    9.71   11.41   13.41   15.74   18.42   21.44   24.79   28.49   32.60   37.09
63     3.55    5.69    7.56    8.67   10.14   12.01   14.24   16.86   19.87   23.29   27.05   31.21   35.79   40.78
64     3.89    7.13    7.83    8.98   10.57   12.62   15.11   18.05   21.44   25.27   29.50   34.18   39.29   44.86
65     4.32    7.42    8.09    9.29   11.02   13.27   16.03   19.32   23.12   27.47   32.20   37.44   43.14   49.34
66     4.44    7.77    8.40    9.64   11.49   13.93   16.96   20.57   24.76   29.50   34.74   40.49   46.75   53.54
67     4.48    8.14    8.74   10.06   12.06   14.73   18.05   22.00   26.57   31.75   37.50   43.79   50.65   58.03
68     4.97    8.53    9.18   10.61   12.78   15.70   19.33   23.65   28.64   34.26   40.52   47.39   54.85   62.81
69     5.49    8.96    9.70   11.28   13.69   16.88   20.84   25.53   30.93   37.02   43.83   51.23   59.31   67.67
70     6.04    9.43   10.31   12.09   14.77   18.29   22.62   27.72   33.57   40.10   47.41   55.43   64.02   71.97
71     6.73    9.96   11.04   13.08   16.09   19.96   24.69   30.20   36.46   43.43   51.28   59.85   69.06   76.47
72     9.91   10.53   11.89   14.26   17.62   21.89   27.03   33.00   39.68   47.06   55.46   64.53   74.25   81.13
73    10.48   11.21   12.89   15.65   19.41   24.11   29.68   36.04   43.16   50.93   59.85   69.45   79.63   84.52
74    11.10   12.04   14.12   17.29   21.48   26.63   32.62   39.42   46.93   55.04   64.43   74.54   84.25   86.41
75    11.76   13.10   15.61   19.22   23.85   29.42   35.83   43.03   50.87   59.32   69.19   79.74   85.59   95.85
76    12.80   14.61   17.64   21.81   27.00   33.19   40.24   48.05   56.56   65.71   76.26   84.77   93.96   98.92
77    14.25   16.56   20.12   24.87   30.69   37.47   45.15   53.62   62.83   72.62   83.99   92.00   98.56  110.66
78    16.20   19.05   23.15   28.45   34.89   42.32   50.61   59.77   69.62   80.18   90.15   98.27  109.58  119.44
79    16.77   22.14   26.82   32.68   39.70   47.74   56.68   66.52   77.08   88.29   97.93  108.49  118.68  129.11
80    17.65   25.98   31.15   37.57   45.14   53.85   63.39   73.84   85.07   96.99  107.43  117.93  128.64  139.54
81    19.71   30.61   36.27   43.20   51.33   60.57   70.74   81.85   93.76  106.39  117.14  128.04  139.15  151.49
82    22.17   36.08   42.17   49.59   58.25   68.01   78.76   90.49  102.98  116.31  127.41  138.76  151.06  162.74
83    24.58   41.11   48.94   56.78   65.87   76.21   87.43   99.70  112.91  126.92  138.33  150.64  162.58  176.12
84    28.58   48.28   56.58   64.75   74.31   85.07   96.79  109.62  123.33  137.99  150.06  162.27  175.78  190.38
85    34.59   56.37   63.65   73.57   83.45   94.62  106.81  120.04  134.45  149.60  162.06  175.30  189.63  205.35
86    45.77   62.50   72.82   83.15   93.33  106.43  117.47  131.18  146.00  161.90  174.86  188.94  205.35  225.03
87    50.17   72.07   82.82   93.21  106.14  117.14  128.63  142.77  158.09  174.56  188.37  203.17  221.49  245.56
88    63.59   82.56   93.06  105.80  116.83  128.40  140.38  154.89  170.68  187.70  202.23  217.94  238.30  263.53
89    79.03   92.98  105.46  116.54  128.21  140.21  152.79  167.66  183.75  201.29  216.58  233.49  255.83  282.50
90    92.83  105.03  116.25  127.89  140.03  152.60  165.59  180.78  197.26  215.12  231.40  249.35  280.10  301.65
91   104.69  115.97  127.68  139.79  152.34  165.32  180.31  194.17  211.00  229.54  246.67  272.37  296.00  321.18
92   115.68  127.46  139.67  152.21  165.03  179.88  193.81  208.12  225.10  244.10  265.22  288.01  312.16  342.04
93   127.25  139.44  151.94  164.74  179.40  193.29  207.46  222.24  239.52  258.98  280.43  303.63  332.56  363.64
94   139.20  151.81  164.45  178.92  192.76  206.97  221.58  236.68  254.25  273.87  295.88  323.66  353.69  385.97
95   151.55  164.16  178.44  192.41  206.59  220.96  235.76  251.15  269.23  289.27  315.66  344.42  375.54  409.03
96   163.87  177.64  191.89  206.02  220.34  235.09  250.36  266.09  284.17  308.92  336.16  365.90  398.12  432.83
97   176.52  190.84  205.45  219.72  234.19  249.64  265.15  280.96  303.82  329.30  357.39  388.10  421.42  457.36
98   189.44  204.11  219.09  233.29  248.91  264.63  280.09  300.78  324.22  350.40  379.34  411.02  445.45  482.63
99   202.40  217.44  232.62  248.18  263.85  280.09  300.24  321.36  345.36  372.24  402.01  434.66  470.20  508.63

[Female Smoker, 2001 Select and Ultimate VBT, Age Nearest Birthday Basis (ages 51 - 99) chart continued on this page]
    15      16      17      18      19      20      21       22       23       24       25  Ultimate
 15.70   17.29   19.00   20.82   22.51   24.18   26.42    28.91    31.64    34.64    37.92  41.62     75
 16.89   18.63   20.48   22.46   23.94   26.15   28.61    31.32    34.26    37.51    41.05  45.06     76
 18.17   20.07   22.12   23.69   25.88   28.34   31.02    33.91    37.10    40.60    44.41  48.75     77
 19.58   21.67   23.44   25.62   28.04   30.71   33.62    36.71    40.15    43.91    48.03  52.71     78
 21.17   23.19   25.37   27.76   30.43   33.33   36.44    39.73    43.45    47.49    51.95  57.00     79
 22.96   25.10   27.49   30.13   33.04   36.19   39.50    42.98    46.98    51.36    56.14  61.60     80
 24.85   27.22   29.87   32.77   35.92   39.28   42.82    46.59    50.90    55.60    60.73  68.21     81
 26.95   29.58   32.48   35.67   39.08   42.68   46.56    50.74    55.13    60.18    65.64  75.39     82
 29.31   32.19   35.40   38.85   42.54   46.50   50.54    54.99    59.70    65.08    70.94  82.33     83
 31.93   35.13   38.62   42.41   46.44   50.37   54.81    59.55    64.64    70.37    76.65  89.79     84
 34.88   38.43   42.27   46.38   50.18   54.63   59.35    64.43    69.76    75.77    82.28  97.26     85
 38.21   42.12   46.32   50.01   54.45   59.15   64.21    69.52    75.61    81.48    89.55  103.32    86
 41.98   46.27   49.85   54.27   58.95   64.00   69.28    75.45    81.25    88.99    95.39  113.27    87
 46.19   49.68   54.09   58.80   63.82   69.05   75.30    80.97    88.49    94.77   101.91  123.15    88
 49.51   53.91   58.60   63.61   68.81   75.14   80.68    87.93    94.23   101.24   108.73  133.05    89
 53.73   58.40   63.39   68.57   74.99   80.46   87.37    93.61   100.56   108.57   116.37  140.84    90
 58.20   63.22   68.34   74.83   80.17   86.81   93.07    99.82   108.07   115.83   124.06  141.74    91
 63.00   68.10   74.68   79.89   86.31   92.45   99.14   107.33   115.20   123.37   132.07  148.21    92
 67.91   73.90   79.60   85.75   91.90   98.47  106.60   114.39   122.58   131.32   140.94  159.17    93
 72.96   78.69   84.81   91.29   97.79  105.69  113.49   121.70   130.45   140.35   150.04  173.34    94
 77.61   83.69   90.20   97.12  104.54  112.41  121.01   130.13   139.76   149.52   159.59  195.42    95
 82.44   88.90   95.85  103.15  111.06  119.43  128.94   139.17   149.00   159.16   172.24  215.44    96
 84.80   94.35  101.67  109.53  117.85  126.67  137.16   148.48   158.88   171.15   185.85  235.59    97
 87.24   99.95  107.74  115.98  124.84  134.20  145.89   158.45   170.06   183.80   202.91  234.92    98
 97.90  105.76  113.91  122.68  132.07  142.00  154.90   168.97   181.75   200.85   218.88  243.25    99
 99.28  112.83  121.92  131.48  141.61  154.33  164.30   179.88   196.92   215.60   236.03  258.65   100
111.74  121.06  130.88  141.22  153.91  163.98  179.02   195.80   214.16   234.24   256.19  279.94   101
120.30  130.29  140.83  153.48  163.83  178.51  195.05   213.14   233.11   254.71   278.05  303.22   102
129.70  140.44  152.91  163.67  178.17  194.30  212.52   232.22   253.48   276.70   301.75  328.08   103
140.05  152.48  163.36  177.83  193.74  211.50  231.54   252.74   275.89   300.56   327.11  354.91   104
152.06  163.21  177.32  192.99  210.47  229.97  252.25   275.08   299.97   326.78   354.91  388.35   105
162.89  176.97  192.25  209.45  228.40  250.04  274.81   299.68   326.46   354.91   388.35  422.59   106
176.46  191.69  208.22  226.83  247.82  271.85  299.09   326.14   354.91   388.35   422.59  457.63   107
190.94  207.19  225.48  246.59  270.23  296.72  325.81   354.91   388.35   422.59   457.63  492.87   108
206.17  225.03  246.59  270.23  296.13  324.52  354.91   388.35   422.59   457.63   492.87  529.51   109
225.03  246.59  270.23  296.13  324.52  354.91  388.35   422.59   457.63   492.87   529.51  566.95   110
246.59  270.23  296.13  324.52  354.91  388.35  422.59   457.63   492.87   529.51   566.95  603.00   111
270.23  296.13  324.52  354.91  388.35  422.16  457.17   492.87   529.51   566.95   603.00  638.00   112
290.40  318.94  348.43  380.22  413.65  448.74  485.48   523.87   563.92   603.00   638.00  670.00   113
310.35  339.55  371.11  404.40  439.43  476.21  514.72   554.96   596.95   638.00   670.00  714.50   114
330.39  361.57  394.57  429.40  466.07  504.56  544.89   587.04   631.03   670.00   714.50  756.00   115
351.80  384.34  418.82  455.22  493.55  533.81  575.99   620.10   666.14   714.10   756.00  799.00   116
373.95  407.89  443.86  481.86  521.88  563.94  608.03   654.14   702.29   752.46   799.00  846.00   117
396.85  432.20  469.69  509.31  551.07  594.97  641.00   689.17   739.47   791.91   846.00  889.48   118
420.50  457.27  496.30  537.58  581.10  626.88  674.90   725.17   777.69   832.46   889.48  933.63   119
444.89  483.12  523.71  566.67  611.99  659.68  709.74   762.16   816.95   874.11   933.63  1000.00  120
470.03  509.72  551.90  596.57  643.73  693.38  745.51   800.14   857.25   916.85  1000.00
495.92  537.10  580.89  627.30  676.32  727.96  782.22   839.09   898.58  1000.00
522.56  565.24  610.66  658.84  709.76  763.43  819.86   879.03  1000.00
549.94  594.14  641.23  691.20  744.06  799.80  858.43  1000.00

                                         EXHIBIT E - SELF-ADMINISTERED REPORTING
--------------------------------------------------------------------------------
The Ceding Company will self-administer all reinsurance reporting.   The Ceding
Company will send the Reinsurer the reports listed below monthly.

E.1  REPORTING REQUIREMENTS

     a. New Business - This report will include new issues only, the first time the policy is reported to the Reinsurer. Automatic and Facultative business will be identified separately.

     b. First Year, Other than New Business - This report will include policies previously reported on the New Business detail and still in their first duration, or policies involved in first year premium adjustments.

     c. Renewal Year - This report will include all policies with renewal dates within the accounting period.

     d. Changes and Terminations - This report will include all policies affected by a change during the current reporting period. Type of change or termination activity must be clearly identified for each policy. The Ceding Company will identify the following transactions either by separate listing or unique transaction codes: Terminations, Reinstatements, Changes, Conversions, and Replacements. For Conversions and Replacements, the Ceding Company will report the Original Policy date, as well as the current policy date.

     e.   In force - A detailed report listing the data shown in section E.3
          (b) of this Exhibit for each policy in force.

     f. Policy Exhibit - Transactions will be summarized for activity during the current period and on a year-to-date basis, reporting the number of policies and Reinsured Net Amount at Risk. An example is shown in section E.4 of this Exhibit.

     g. Accounting Information - Premiums and allowances will be summarized for Life coverage, Benefits and Riders for both First Year and Renewal business. An example is shown in section E.5 of this Exhibit.

E.2  BUSINESS REPORTED ELECTRONICALLY

     If reporting will be done electronically, the Ceding Company will send the Reinsurer a copy of their current file layout(s) that specifies the columns in the order they appear in the file along with the data type (alpha, numeric) and the exact length of each field. Also a data dictionary will be provided that states a brief definition of each field contained in the file(s), as well as a listing of valid values for fields where applicable and an explanatory key to interpret plan codes, treaty pointers, underwriting and smoking class codes. Future changes will be promptly communicated to the Reinsurer in writing.

(019)11220-00-00                      43                               2/16/2011

E.3  STATEMENT SPECIFICATIONS

     a. The following information should appear on the transaction statements for each benefit to be reinsured and for each insured, including all insureds on a joint policy:
          Ceding Company identifier
          Policy number
          Policy issue date
          Reinsurance effective date
          Policy application date, if used to determine treaty eligibility Transaction type code (New Business, Renewal, Conversion, Termination, etc.)
          Business Source/Issue type code (New Business, Continuation, Re-entry, etc.)
          Effective date of any policy change, reissue or termination
          Name of each insured
          Date of birth of each insured
          Issue age of each insured
          Gender of each insured
          Mortality rating of each insured
          Underwriting classification of each insured
          Smoking class of each insured
          Automatic or Facultative indicator
          YRT indicator
          Plan code
          Treaty pointer
          Original face amount of the policy
          Amount ceded to the Reinsurer
          Amount of premium being paid, separated for supplementary benefits Amount of reinsurance premium allowances, if any Policy fee, if any
          Flat extra premium and number of years payable
          Joint policy indicator
     b. The Ceding Company will send the Reinsurer an In force report. The following information should appear on the In force file for each benefit to be reinsured and for each insured, including all insureds on a joint policy:
          Ceding Company identifier
          Policy number
          Policy issue date
          Reinsurance effective date
          Policy application date, if used to determine treaty eligibility Business Source/Issue type code (New Business, Continuation, Re-entry, etc.)
          Name of each insured
          Date of birth of each insured
          Issue age of each insured
          Gender of each insured
          Underwriting classification of each insured
          Smoking class of each insured
          Mortality rating of each insured
          Automatic or Facultative indicator
          YRT indicator
          Original face amount of the policy
          Amount ceded to the Reinsurer
          Joint policy indicator

(019)11220-00-00                      44                               2/16/2011

E.4  POLICY EXHIBIT

     The Ceding Company will send the Reinsurer summary policy exhibit information similar to the following example:

          ------------------------------ ---------- ------------
                                         Number of  Reinsurance
          Policy Summary Classification   Policies       Amount
          ------------------------------ ---------- ------------
          In force as of last report         1,000  $800,000,000
          ------------------------------ ---------- ------------

          ------------------------------ ---------- ------------
          New Issues                            10     1,000,000
          ------------------------------ ---------- ------------
          Reinstatements                         1       100,000
          ------------------------------ ---------- ------------
          Increases                              3       500,000
          ------------------------------ ---------- ------------

          ------------------------------ ---------- ------------
          Deduct by:
          ------------------------------ ---------- ------------
          Death                                  1       300,000
          ------------------------------ ---------- ------------
          Lapse                                  6       500,000
          ------------------------------ ---------- ------------
          Decreases                              2       100,000
          ------------------------------ ---------- ------------
          In force as of current report      1,005   800,700,000
          ------------------------------ ---------- ------------

(019)11220-00-00                      45                               2/16/2011

E.5 ACCOUNTING SUMMARY

     The Reinsurer requires the Ceding Company to send summary accounting information similar to the following example with each statement:

------------------------------------------------------------------------------------------------------------
                                                      Net Premium
                                Premiums  Allowance                                  Totals      Total Due
------------------------------------------------------------------------------------------------------------
First Year Total      Base     $2,300.00       0.00     $2,300.00  Cash Value             0.00
                      ADB         100.00       0.00        100.00  Benefits/Claims        0.00
                      Waiver      100.00       0.00        100.00  Policy Fee             0.00
                      Other         0.00       0.00          0.00  Dividend               0.00
                                                                   Prem Tax               0.00
                      Total    $2,500.00       0.00     $2,500.00  Net Premium       $2,500.00   $2,500.00

Renewal Total         Base    $25,000.00       0.00    $25,000.00  Cash Value             0.00
                      ADB       1,000.00       0.00      1,000.00  Benefits/Claims        0.00
                      Waiver    1,500.00       0.00      1,500.00  Policy Fee             0.00
                      Other         0.00       0.00          0.00  Dividend               0.00
                                                                   Prem Tax               0.00
                      Total   $27,500.00       0.00    $27,500.00  Net Premium      $27,500.00  $27,500.00

First Year & Renewal  Base    $27,300.00       0.00    $27,300.00  Cash Value             0.00
                      ADB       1,100.00       0.00      1,100.00  Benefits/Claims        0.00
                      Waiver    1,600.00       0.00      1,600.00  Policy Fee             0.00
                      Other         0.00       0.00          0.00  Dividend               0.00
                                                                   Prem Tax               0.00
                      Total   $30,000.00       0.00    $30,000.00  Net Premium      $30,000.00  $30,000.00
------------------------------------------------------------------------------------------------------------

(019)11220-00-00                      46                               2/16/2011

                                                                                 EXHIBIT F - APPLICATION FOR FACULTATIVE REINSURANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                           REINSURANCE GROUP OF AMERICA
------------------------------------------------------------------------------------------------------------------------------------
CEDING COMPANY                                                                                            FACSIMILE NUMBER

------------------------------------------------------------------------------------------------------------------------------------
UNDERWRITER                                                                 E-MAIL                        TELEPHONE NUMBER

------------------------------------------------------------------------------------------------------------------------------------
BY                                                                                                        DATE

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PROPOSED INSURED (LAST NAME)                    (FIRST)                       (MIDDLE)                       DATE OF BIRTH    AGE

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SEX                   STATE OF BIRTH                    STATE OF RESIDENCE                                OCCUPATION
[ ] M    [ ] F
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
BASIS                                                         [ ] AUTOMATIC                                  NUMBER OF PAGES
            [ ] NEAREST BIRTHDAY        [ ] YRT               [ ] FACULTATIVE
            [ ] LAST BIRTHDAY           [ ] CO-INS
------------------------------------------------------------------------------------------------------------------------------------

                                   ---------------------------------     ------------------------------------
                                       LIFE       WAIVER      ADB        REQUIREMENTS
---------------------------------------------- ----------- ---------                 ATTACHED    OUTSTANDING
PREVIOUS IN FORCE                                                        APP         [ ]         [ ]
---------------------------------------------- ----------- ---------     EXAM        [ ]         [ ]
RETENTION                                                                ECG         [ ]         [ ]
---------------------------------------------- ----------- ---------     XRAY        [ ]         [ ]
CURRENT APPLICATION                                                      BLOOD       [ ]         [ ]
---------------------------------------------- ----------- ---------     PROF
PROPOSED RETENTION                                                       HIV         [ ]         [ ]
---------------------------------------------- ----------- ---------     HOS         [ ]         [ ]
REPLACEMENT?                                                             ORAL        [ ]         [ ]
---------------------------------------------- ----------- ---------     FLUID
REINSURANCE APPLIED FOR                                                  APS         [ ]         [ ]
---------------------------------------------- ----------- ---------     DR:
RATING
---------------------------------------------- ----------- ---------     ------------------------------------
                                                                         APS         [ ]         [ ]
                                                           ---- ----     DR:
                                                            YES  NO
---------------------------------------------------------- ---- ----     ------------------------------------
DOES APPLICATION REPRESENT EXERCISE OF A GUARANTEED                      APS         [ ]         [ ]
INSURABILITY OPTION OR ANY OTHER SPECIAL BENEFIT?                        DR:
---------------------------------------------------------- ---- ----
WILL POLICY CONTAIN AN AVIATION EXCLUSION PROVISION?                     ------------------------------------
---------------------------------------------------------- ---- ----     INSP/PHI    [ ]         [ ]
IS REINSURANCE BEING SUBMITTED ELSEWHERE?                                BBIR        [ ]         [ ]
IF YES, WHERE:                                                           FINANCIAL   [ ]         [ ]
---------------------------------------------------------- ---- ----     ------------------------------------
IN EXCESS OF JUMBO?
---------------------------------------------------------- ---- ----
SMOKING/TOBACCO STATUS
     [ ] NO TOBACCO                   [ ] NONSMOKER
     [ ] TOBACCO                      [ ] SMOKER
---------------------------------------------------------- ---- ----

--------------------------------------------------------------------
REMARKS


--------------------------------------------------------------------
REFER TO

---------------------------------------- -------------- ------------
KEEP TOGETHER WITH
[ ]JOINT LIFE  [ ]GROUP/BUSINESS/FAMILY
NAME                                     DATE OF BIRTH  RELATIONSHIP

---------------------------------------- -------------- ------------
PLEASE INDICATE REASON SUBMITTED AND CODES YOUR COMPANY IS REPORTING
TO MIB


--------------------------------------------------------------------

(019)11220-00-00                      47                               2/16/2011

                 EXHIBIT G - ALLOCATION RULES FOR PLACEMENT OF FACULTATIVE CASES
--------------------------------------------------------------------------------
The Ceding Company will place the case with the Reinsurer having the first in best offer.

(019)11220-00-00                      48                               2/16/2011